Form C

Cover Page

Name of issuer:

Daplie, Inc.

Legal status of issuer:

Form: Corporation
Jurisdiction of Incorporation/Organization: UT
Date of organization: 8/12/2015

Physical address of issuer:

250 W Center St.
Suite 240
Provo UT 84601

Website of issuer:

https://daplie.com

Name of intermediary through which the offering will be conducted:

Wefunder Portal LLC

CIK number of intermediary:

0001670254

SEC file number of intermediary:

007-00033

CRD number, if applicable, of intermediary:

283503

Amount of compensation to be paid to the intermediary, whether as a dollar amount or a percentage of the offering amount, or a good faith estimate if the exact amount is not available at the time of the filing, for conducting the offering, including the amount of referral and any other fees associated with the offering:

4.0% of the offering amount upon a successful fundraise, and be entitled to reimbursement for out-of-pocket third party expenses it pays or incurs on behalf of the Issuer in connection with the offering.

Any other direct or indirect interest in the issuer held by the intermediary, or any arrangement for the intermediary to acquire such an interest:

Securities equal to 1.0% of the securities sold will be issued to the intermediary upon a successful fundraise.

Type of security offered:

☑ Common Stock
☐ Preferred Stock
☐ Debt
☐ Other

If Other, describe the security offered:

Target number of securities to be offered:

16,600

Price:

$15.00000

Method for determining price:

Dividing pre-money valuation ($18,568,740.00) by number of shares outstanding on fully diluted basis.

Target offering amount:

$249,000.00

Oversubscriptions accepted:

☑ Yes
☐ No

If yes, disclose how oversubscriptions will be allocated:

☐ Pro-rata basis
☐ First-come, first-served basis
☑ Other

If other, describe how oversubscriptions will be allocated:

As determined by the issuer

Maximum offering amount (if different from target offering amount):

$570,000.00

Deadline to reach the target offering amount:

1/19/2018

NOTE: If the sum of the investment commitments does not equal or exceed the target offering amount at the offering deadline, no securities will be sold in the offering, investment commitments will be cancelled and committed funds will be returned.

Current number of employees:

6

	Most recent fiscal year-end:	Prior fiscal year-end:
Total Assets:	$235,552.00	$22,840.00
Cash & Cash Equivalents:	$235,552.00	$19,340.00
Accounts Receivable:	$0.00	$0.00
Short-term Debt:	$325,768.00	$3,474.00
Long-term Debt:	$40,000.00	$40,000.00
Revenues/Sales:	$0.00	$0.00
Cost of Goods Sold:	$0.00	$0.00
Taxes Paid:	$0.00	$0.00
Net Income:	($551,465.00)	($25,278.00)

Select the jurisdictions in which the issuer intends to offer the securities:

AL, AK, AZ, AR, CA, CO, CT, DE, DC, FL, GA, HI, ID, IL, IN, IA, KS, KY, LA, ME, MD, MA, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NY, NC, ND, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VT, VA, WA, WV, WI, WY, B5, GU, PR, VI, 1V

Offering Statement

Respond to each question in each paragraph of this part. Set forth each question and any notes, but not any instructions thereto, in their entirety. If disclosure in response to any question is responsive to one or more other questions, it is not necessary to repeat the disclosure. If a question or series of questions is inapplicable or the response is available elsewhere in the Form, either state that it is inapplicable, include a cross-reference to the responsive disclosure, or omit the question or series of questions.

Be very careful and precise in answering all questions. Give full and complete answers so that they are not misleading under the circumstances involved. Do not discuss any future performance or other anticipated event unless you have a reasonable basis to believe that it will actually occur within the foreseeable future. If any answer requiring significant information is materially inaccurate, incomplete or misleading, the Company, its management and principal shareholders may be liable to investors based on that information.

THE COMPANY

1. Name of issuer:

Daplie, Inc.

COMPANY ELIGIBILITY

2. ☑ Check this box to certify that all of the following statements are true for the issuer.

- Organized under, and subject to, the laws of a State or territory of the United States or the District of Columbia.
- Not subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.
- Not an investment company registered or required to be registered under the Investment Company Act of 1940.
- Not ineligible to rely on this exemption under Section 4(a)(6) of the Securities Act as a result of a disqualification specified in Rule 503(a) of Regulation Crowdfunding.
- Has filed with the Commission and provided to investors, to the extent required, the ongoing annual reports required by Regulation Crowdfunding during the two years immediately preceding the filing of this offering statement (or for such shorter period that the issuer was required to file such reports).
- Not a development stage company that (a) has no specific business plan or (b) has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies.

INSTRUCTION TO QUESTION 2: If any of these statements are not true, then you are NOT eligible to rely on this exemption under Section 4(a)(6) of the Securities Act.

3. Has the issuer or any of its predecessors previously failed to comply with the ongoing reporting requirements of Rule 202 of Regulation Crowdfunding?

☑ Yes ☐ No

Reason for failure to comply:

Late filing of 2016 annual report.

DIRECTORS OF THE COMPANY

4. Provide the following information about each director (and any persons occupying a similar status or performing a similar function) of the issuer.

Director	Principal Occupation	Main Employer	Year Joined as Director
Bryson Hill	CEO	Daplie, Inc.	2015
Cory Torgesen	Chief Growth Officer	Daplie, Inc.	2017
Joshua Isabell	Partner - Sales & Marketing	Bentonville Merchants	2016
AJ ONeal	Senior Software Engineer	Daplie, Inc.	2015

For three years of business experience, refer to Appendix D: Director & Officer Work History.

OFFICERS OF THE COMPANY

5. Provide the following information about each officer (and any persons occupying a similar status or performing a similar function) of the issuer.

Officer	Positions Held	Year Joined
Bryson Hill	CEO	2015
Bryson Hill	Sales Manager	2015
Bryson Hill	Product Sales	2015
Bryson Hill	Product Development	2015
Bryson Hill	Front-End Developer	2015
Kevin Hill	Secretary	2017
Kevin Hill	COO	2017
Cory Torgesen	Chief Growth Officer	2017
Brian Bourgerie	CFO	2016
Brian Bourgerie	Treasurer	2016
Brian Bourgerie	Chief Funding Officer	2016

For three years of business experience, refer to Appendix D: Director & Officer Work History.

INSTRUCTION TO QUESTION 5: For purposes of this Question 5, the term officer means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, and Anyperson routinely performing similar functions.

PRINCIPAL SECURITY HOLDERS

6. Provide the name and ownership level of each person, as of the most recent practicable date, who is the beneficial owner of 20 percent or more of the issuer's outstanding voting equity securities, calculated on the basis of voting power.

Name of Holder	No. and Class of Securities Now Held	% of Voting Power Prior to Offering
Bryson C. Hill	658785.0 Class A Common Stock	53.217

INSTRUCTION TO QUESTION 6: The above information must be provided as of a date that is no more than 120 days prior to the date of filing of this offering statement.

To calculate total voting power, include all securities for which the person directly or indirectly has or shares the voting power, which includes the power to vote or to direct the voting of such securities. If the person has the right to acquire voting power of such securities within 60 days, including through the exercise of any option, warrant or right, the conversion of a security, or other arrangement, or if securities are held by a member of the family, through corporations or partnerships, or otherwise in a manner that would allow a person to direct or control the voting of the securities (or share in such direction or control — as, for example, a co-trustee) they should be included as being "beneficially owned." You should include an explanation of these circumstances in a footnote to the "Number of and Class of Securities Now Held." To calculate outstanding voting equity securities, assume all outstanding options are exercised and all outstanding convertible securities converted.

BUSINESS AND ANTICIPATED BUSINESS PLAN

7. Describe in detail the business of the issuer and the anticipated business plan of the issuer.

For a description of our business and our business plan, please refer to the attached Appendix A, Business Description & Plan

INSTRUCTION TO QUESTION 7: Wefunder will provide your company's Wefunder profile as an appendix (Appendix A) to the Form C in PDF format. The submission will include all Q&A items and "read more" links in an un-collapsed format. All videos will be transcribed.

This means that any information provided in your Wefunder profile will be provided to the SEC in response to this question. As a result, your company will be potentially liable for misstatements and omissions in your profile under the Securities Act of 1933, which requires you to provide material information related to your business and anticipated business plan. ***Please review your Wefunder profile carefully to ensure it provides all material information, is not false or misleading, and does not omit any information that would cause the information included to be false or misleading.***

RISK FACTORS

A crowdfunding investment involves risk. You should not invest any funds in this offering unless you can afford to lose your entire investment.

In making an investment decision, investors must rely on their own examination of the issuer and the terms of the offering, including the merits and risks involved. These securities have not been recommended or approved by any federal or state securities commission or regulatory authority. Furthermore, these authorities have not passed upon the accuracy or adequacy of this document.

The U.S. Securities and Exchange Commission does not pass upon the merits of any securities offered or the terms of the offering, nor does it pass upon the accuracy or completeness of any offering document or literature.

These securities are offered under an exemption from registration; however, the U.S. Securities and Exchange Commission has not made an independent determination that these securities are exempt from registration.

8. Discuss the material factors that make an investment in the issuer speculative or risky:

> **To date, we have generated limited revenue and therefore must rely on external financing to fund our operations.**
>
> We are a startup company and our business model currently focuses on the development of our personal server and cloud data storage technology. While we have generated limited amounts of revenue through the sale of our products, we have not generated sufficient revenue to fund our operations and cannot assure you when or if we will be able to do so.

We rely on external financing to fund our operations. We anticipate, based on our current proposed plans and assumptions relating to our operations (including the timetable of, and costs associated with, new product development) that, if the Minimum Amount is raised in this Offering, it will be sufficient to satisfy our contemplated cash requirements, but will delay our product roll out and may require us to seek additional financing, assuming that we do not accelerate the development of other opportunities available to us, engage in an extraordinary transaction or otherwise face unexpected events, costs or contingencies, any of which could affect our cash requirements.

We expect capital outlays and operating expenditures to continue to increase over the next several years as we expand our infrastructure, commercial operations, development activities and establish offices.

Our future funding requirements will depend on many factors, including but not limited to the following:

The cost of expanding our operations;
The financial terms and timing of any collaborations, licensing or other arrangements into which we may enter;
The rate of progress and cost of development activities;
The need to respond to technological changes and increased competition;
The costs of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights;
The cost and delays in product development and manufacturing;
Sales and marketing efforts to bring our products to market;
Unforeseen difficulties in establishing and maintaining an effective sales and distribution network; and
Lack of demand for and market acceptance of our products and technologies.

We may have difficulty obtaining additional funding and we cannot assure you that additional capital will be available to us when needed, if at all, or if available, will be obtained on terms acceptable to us. If we raise additional funds by issuing additional debt securities, such debt instruments may provide for rights, preferences or privileges senior to the Securities. In addition, the terms of the debt securities issued could impose significant restrictions on our operations. If we raise additional funds through collaborations and licensing arrangements, we might be required to relinquish significant rights to our technologies or product candidates, or grant licenses on terms that are not favorable to us. If adequate funds are not available, we may have to delay, scale back, or eliminate some of our operations or our research development and commercialization activities. Under these circumstances, if the Company is unable to acquire additional capital or is required to raise it on terms that are less satisfactory than desired, it may have a material adverse effect on its financial condition.

We have a limited operating history upon which you can evaluate our performance, and accordingly, our prospects must be considered in light of the risks that any new company encounters.

We were incorporated under the laws of Utah on August 12, 2015. Accordingly, we have a limited history upon which an evaluation of our future performance can be made. Our operations are subject to all business risks associated with new enterprises. The likelihood of our business becoming viable and sustainable must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the inception of a business, operation in a competitive industry, and the continued development of advertising, promotions, and a corresponding client base. We anticipate that our operating expenses will increase for the near future. There can be no assurances that we will ever operate profitably. You should consider the Company's business, operations and prospects in light of the risks, expenses and challenges faced as an early-stage company.

We may face potential difficulties in obtaining capital.

We may have difficulty raising needed capital in the future as a result of, among other factors, our lack of revenues from sales, as well as the inherent business risks associated with our Company and present and future market conditions. Our business currently does not generate any sales and future sources of revenue may not be sufficient to meet our future capital requirements. We will require additional funds to execute our business strategy and conduct our operations. If adequate funds are unavailable, we may be required to delay, reduce the scope of or eliminate one or more of our research, development or commercialization programs, product launches or marketing efforts, any of which may materially harm our business, financial condition and results of operations.

Our management team has limited experience in the data storage software and hardware industry and has not managed a business with similar risks and challenges specific to our business.

Members of our management team may make decisions detrimental to our business and/or be unable to successfully manage our operations. The ineffective management of our business will have a negative effect on our results of operations.

In order for the Company to compete and grow, it must attract, recruit, retain and develop the necessary personnel who have the needed experience.

Recruiting and retaining highly qualified personnel is critical to our success. These demands may require us to hire additional personnel and will require our existing management personnel to develop additional expertise. We face intense competition for personnel. The failure to attract and retain personnel or to develop such expertise could delay or halt the development and commercialization of our product candidates. If we experience difficulties in hiring and retaining personnel in key positions, we could suffer from delays in product development, loss of customers and sales and diversion of management resources, which could adversely affect operating results. Our consultants and advisors may be employed by third parties and may have commitments under consulting or advisory contracts with third parties that may limit their availability to us.

The development and commercialization of our product is highly competitive.

We face competition with respect to any products that we may seek to develop or commercialize in the future. Our competitors include major companies worldwide, including Google, Microsoft and many other major companies. Many of our competitors have significantly greater financial, technical and human resources than we have and superior expertise in research and development and marketing approved products and services and thus may be better equipped than us to develop and commercialize products and services. These competitors also compete with us in recruiting and retaining qualified personnel and acquiring technologies. Smaller or early stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies. Accordingly, our competitors may commercialize products more rapidly or effectively than we are able to, which would adversely affect our competitive position, the likelihood that our products will achieve initial market acceptance and our ability to generate meaningful additional revenues from our products. In addition, we face the following risks associated with the manufacturing, development and marketing of our products:

risk of non-completion of software development
risk of non-completion of hardware development
risk of large competitors pursuing our general business model or go-to market strategy
risk of final unit cost of hardware product unknown
risks associated with being undecided on final manufacturing partner
risks associated with retailers choosing not to place product on shelves

Quality management plays an essential role in determining and meeting customer requirements, preventing defects, improving the Company's products and services and maintaining the integrity of the data that supports the safety and efficacy of our products.

Our future success depends on our ability to maintain and continuously improve our quality management program. An inability to address a quality or safety issue in an effective and timely manner may also cause negative publicity, a loss of customer confidence in us or our current or future products, which may result in the loss of sales and difficulty in successfully launching new products. In addition, a successful claim brought against us in excess of available insurance or not covered by indemnification agreements, or any claim that results in significant adverse publicity against us, could have an adverse effect on our business and our reputation.

Manufacturing or design defects, unanticipated use of our products, or inadequate disclosure of risks relating to the use of the products can lead to injury or other adverse events.

These events could lead to recalls or safety alerts relating to our products (either voluntary or required by governmental authorities) and could result, in certain cases, in the removal of a product from the market. Any recall could result in significant costs as well as negative publicity that could reduce demand for our products. Personal injuries relating to the use of our products can also result in product liability claims being brought against us. In some circumstances, such adverse events could also cause delays in new product approvals. Similarly, negligence in performing our services can lead to injury or other adverse events.

Through our operations, we collect and store certain personal information that our customers provide to purchase products or services, register on our web site, or otherwise communicate and interact with us.

We may share information about such persons with vendors that assist with certain aspects of our business. Security could be compromised and confidential customer or business information misappropriated. Loss of customer or business information could disrupt our operations, damage our reputation, and expose us to claims from customers, financial institutions, payment card associations and other persons, any of which could have an adverse effect on our business, financial condition and results of operations. In addition, compliance with tougher privacy and information security laws and standards may result in significant expense due to increased investment in technology and the development of new operational processes.

The Company's success depends on the experience and skill of the board of directors, its executive officers and key employees.

In particular, the Company is dependent on Bryson Hill, Alvin O'Neal, and Brian Bourgerie who are Chief Executive Officer, Technology Lead, and Chief Funding Officer of the Company. The Company has entered into employment agreements with Bryson Hill, Alvin O'Neal and Brian Bourgerie although there can be no assurance that they will continue to be employed by the Company for a particular period of time. The loss of Bryson Hill, Alvin O'Neal, and Brian Bourgerie and other key employees or consultants or any member of the board of directors or executive officer could harm the Company's business, financial condition, cash flow and results of operations.

We rely on various intellectual property rights, including patents in order to operate our business.

We rely on the protection of patent, trademark, copyright and other intellectual property protection rights. Such intellectual property rights, however, may not be sufficiently broad or otherwise may not provide us a significant competitive advantage. In addition, the steps that we have taken to maintain and protect our intellectual property may not prevent it from being challenged, invalidated, circumvented or designed-around, particularly in countries where intellectual property rights are not highly developed or protected. In some circumstances, enforcement may not be available to us because an infringer has a dominant intellectual property position or for other business reasons, or countries may require compulsory licensing of our intellectual property. Our failure to obtain or maintain intellectual property rights that convey competitive advantage, adequately protect our intellectual property or detect or prevent circumvention or unauthorized use of such property, could adversely impact our competitive position and results of operations. We also rely on nondisclosure and noncompetition agreements with employees, consultants and other parties to protect, in part, trade secrets and other proprietary rights. There can be no assurance that these agreements will adequately protect our trade secrets and other proprietary rights and will not be breached, that we will have adequate remedies for any breach, that others will not independently develop substantially equivalent proprietary information or that third parties will not otherwise gain access to our trade secrets or other proprietary rights.

As we expand our business, protecting our intellectual property will become increasingly important. The protective steps we have taken may be inadequate to deter our competitors from using our proprietary information. In order to protect or enforce our patent rights, we may be required to initiate litigation against third parties, such as infringement lawsuits. Also, these third parties may assert claims against us with or without provocation. These lawsuits could be expensive, take significant time and could divert management\'s attention from other business concerns. The law relating to the scope and validity of claims in the technology field in which we operate is still evolving and, consequently, intellectual property positions in our industry are generally uncertain. We cannot assure you that we will prevail in any of these potential suits or that the damages or other remedies awarded, if any, would be commercially valuable.

From time to time, third parties may claim that one or more of our products or services infringe their intellectual property rights.

Any dispute or litigation regarding patents or other intellectual property could be costly and time-consuming due to the complexity of our technology and the uncertainty of intellectual property litigation and could divert our management and key personnel from our business operations. A claim of intellectual property infringement could force us to enter into a costly or restrictive license agreement, which might not be available under acceptable terms or at all, could require us to redesign our products, which would be costly and time-consuming, and/or could subject us to an injunction against development and sale of certain of our products or services. We may have to pay substantial damages, including damages for past infringement if it is ultimately determined that our product candidates infringe a third party\'s proprietary rights. Even if these claims are without merit, defending a lawsuit takes significant time, may be expensive and may divert management\'s attention from other business concerns. Any public announcements related to litigation or interference proceedings initiated or threatened against as could cause our business to be harmed. Our intellectual property portfolio may not be useful in asserting a counterclaim, or negotiating a license, in response to a claim of intellectual property infringement. In certain of our businesses we rely on third party intellectual property licenses and we cannot ensure that these licenses will be available to us in the future on favorable terms or at all.

Although dependent on certain key personnel, the Company does not have any key man life insurance policies on any such people.

The Company is dependent on Bryson Hill, Alvin O'Neal, and Brian Bourgerie in order to conduct its operations and execute its business plan, however, the Company has not purchased any insurance policies with respect to those individuals in the event of their death or disability. Therefore, in any of Bryson Hill, Alvin O'Neal, and Brian Bourgerie die or become disabled, the Company will not receive any compensation to assist with such person's absence. The loss of such person could negatively affect the Company and its operations.

We are subject to income taxes as well as non-income based taxes, such as payroll, sales, use, value-added, net worth, property and goods and services taxes, in the US.

Significant judgment is required in determining our provision for income taxes and other tax liabilities. In the ordinary course of our business, there are many transactions and calculations where the ultimate tax determination is uncertain. Although we believe that our tax estimates are reasonable: (i) there is no assurance that the final determination of tax audits or tax disputes will not be different from what is reflected in our income tax provisions, expense amounts for non- income based taxes and accruals and (ii) any material differences could have an adverse effect on our financial position and results of operations in the period or periods for which determination is made.

We are not subject to Sarbanes-Oxley regulations and lack the financial controls and safeguards required of public companies.

We do not have the internal infrastructure necessary, and are not required, to complete an attestation about our financial controls that would be required under Section 404 of the Sarbanes- Oxley Act of 2002. There can be no assurance that there are no significant deficiencies or material weaknesses in the quality of our financial controls. We expect to incur additional expenses and diversion of management's time if and when it becomes necessary to perform the system and process evaluation, testing and remediation required in order to comply with the management certification and auditor attestation requirements.

If we fail to maintain or expand our relationships with our suppliers and manufacturers, we may not have adequate access to new or key technology necessary for our products, which may impair our ability to deliver leading-edge products.

We rely heavily on our component suppliers, such as Universal Scientific Industrial Co. Ltd, to provide us with leading-edge components that conform to required specifications or contractual arrangements on time and in accordance with a product roadmap. If we are not able to maintain or expand our relationships with our suppliers or continue to leverage their research and development capabilities to develop new technologies desired by our customers, our ability to deliver leading-edge products in a timely manner may be impaired and we could be required to incur additional research and development expenses. Also, disruption in our supply chain or the need to find alternative suppliers could impact the costs and/or timing associated with procuring necessary products, components and services. Similarly, suppliers have operating risks that could impact our business. These risks could create product time delays, inventory and invoicing problems, staging delays, and other operational difficulties.

Changes in employment laws or regulation could harm our performance.

Various federal and state labor laws govern our relationship with our employees and affect operating costs. These laws include minimum wage requirements, overtime pay, healthcare reform and the implementation of the Patient Protection and Affordable Care Act, unemployment tax rates, workers' compensation rates, citizenship requirements, union membership and sales taxes. A number of factors could adversely affect our operating results, including additional government-imposed increases in minimum wages, overtime pay, paid leaves of absence and mandated health benefits, mandated training for employees, increased tax reporting and tax payment, changing regulations from the National Labor Relations Board and increased employee litigation including claims relating to the Fair Labor Standards Act.

We must acquire or develop new products, evolve existing ones, address any defects or errors, and adapt to technology change.

Technical developments, client requirements, programming languages, and industry standards change frequently in our markets. As a result, success in current markets and new markets will depend upon our ability to enhance current products, address any product defects or errors, acquire or develop and introduce new products that meet client needs, keep pace with technology changes, respond to competitive products, and achieve market acceptance. Product development requires substantial investments for research, refinement, and testing. We may not have sufficient resources to make necessary product development investments. We may experience technical or other difficulties that will delay or prevent the successful development, introduction, or implementation of new or enhanced products. We may also experience technical or other difficulties in the integration of acquired technologies into our existing platform and applications. Inability to introduce or implement new or enhanced products in a timely manner could result in loss of market share if competitors are able to provide solutions to meet customer needs before we do, give rise to unanticipated expenses related to further development or modification of acquired technologies as a result of integration issues, and adversely affect future performance.

The products we sell are advanced, and we need to rapidly and successfully develop and introduce new products in a competitive, demanding and rapidly changing environment.

To succeed in our intensely competitive industry, we must continually improve, refresh and expand our product and service offerings to include newer features, functionality or solutions, and keep pace with price-to-performance gains in the industry. Shortened product life cycles due to customer demands and competitive pressures impact the pace at which we must introduce and implement new technology. This requires a high level of innovation by both our software developers and the suppliers of the third-party software components included in our systems. In addition, bringing new solutions to the market entails a costly and lengthy process, and requires us to accurately anticipate customer needs and technology trends. We must continue to respond to market demands, develop leading technologies and maintain leadership in analytic data solutions performance and scalability, or our business operations may be adversely affected.

We must also anticipate and respond to customer demands regarding the compatibility of our current and prior offerings. These demands could hinder the pace of introducing and implementing new technology. Our future results may be affected if our products cannot effectively interface and perform well with software products of other companies and with our customers' existing IT infrastructures, or if we are unsuccessful in our efforts to enter into agreements allowing integration of third-party technology with our database and software platforms. Our efforts to develop the interoperability of our products may require significant investments of capital and employee resources. In addition, many of our principal products are used with products offered by third parties and, in the future, some vendors of non-Company products may become less willing to provide us with access to their products, technical information and marketing and sales support. As a result of these and other factors, our ability to introduce new or improved solutions could be adversely impacted and our business would be negatively affected.

Industry consolidation may result in increased competition, which could result in a loss of customers or a reduction in revenue.

Some of our competitors have made or may make acquisitions or may enter into partnerships or other strategic relationships to offer more comprehensive services than they individually had offered or achieve greater economies of scale. In addition, new entrants not currently considered to be competitors may enter our market through acquisitions, partnerships or strategic relationships. We expect these trends to continue as companies attempt to strengthen or maintain their market positions. The potential entrants may have competitive advantages over us, such as greater name recognition, longer operating histories, more varied services and larger marketing budgets, as well as greater financial, technical and other resources. The companies resulting from combinations or that expand or vertically integrate their business to include the market that we address may create more compelling service offerings and may offer greater pricing flexibility than we can or may engage in business practices that make it more difficult for us to compete effectively, including on the basis of price, sales and marketing programs, technology or service functionality. These pressures could result in a substantial loss of our customers or a reduction in our revenue.

Our failure to deliver high quality server solutions could damage our reputation and diminish demand for our products, and subject us to liability.

Our customers require our products to perform at a high level, contain valuable features and be extremely reliable. The design of our server solutions is sophisticated and complex, and the process for manufacturing, assembling and testing our server solutions is challenging. Occasionally, our design or manufacturing processes may fail to deliver products of the quality that our customers require. For example, a vendor may provide us with a defective component that failed under certain heavy use applications. As a result, our product would need to be repaired. The vendor may agree to pay for the costs of the repairs, but we may incur costs in connection with the recall and diverted resources from other projects. New flaws or limitations in our products may be detected in the future. Part of our strategy is to bring new products to market quickly, and first-generation products may have a higher likelihood of containing undetected flaws. If our customers discover defects or other performance problems with our products, our customers' businesses, and our reputation, may be damaged. Customers may elect to delay or withhold payment for defective or underperforming products, request remedial action, terminate contracts for untimely delivery, or elect not to order additional products. If we do not properly address customer concerns about our products, our reputation and relationships with our customers may be harmed. In addition, we may be subject to product liability claims for a defective product. Any of the foregoing could have an adverse effect on our business and results of operations.

Our business could be negatively impacted by cyber security threats, attacks and other disruptions.

Like others in our industry, we continue to face advanced and persistent attacks on our information infrastructure where we manage and store various proprietary information and sensitive/confidential data relating to our operations. These attacks may include sophisticated malware (viruses, worms, and other malicious software programs) and phishing emails that attack our products or otherwise exploit any security vulnerabilities. These intrusions sometimes may be zero-day malware that are difficult to identify because they are not included in the signature set of commercially available antivirus scanning programs. Experienced computer programmers and hackers may be able to penetrate our products and misappropriate or compromise confidential information of our customers or other third-parties, create system disruptions, or cause shutdowns. Additionally, sophisticated software, hardware and applications that we produce or procure from third-parties may contain defects in design or manufacture, including "bugs" and other problems that could unexpectedly interfere with the operation of the information infrastructure. A disruption, infiltration or failure of our information infrastructure systems or any of our data centers as a result of software or hardware malfunctions, computer viruses, cyber-attacks, employee theft or misuse, power disruptions, natural disasters or accidents could cause breaches of data security, loss of critical data and performance delays, which in turn could adversely affect our business.

The Company could be negatively impacted if found to have infringed on intellectual property rights.

Technology companies, including many of the Company's competitors, frequently enter into litigation based on allegations of patent infringement or other violations of intellectual property rights. In addition, patent holding companies seek to monetize patents they have purchased or otherwise obtained. As the Company grows, the intellectual property rights claims against it will likely increase. The Company intends to vigorously defend infringement actions in court and before the U.S. International Trade Commission. The plaintiffs in these actions frequently seek injunctions and substantial damages. Regardless of the scope or validity of such patents or other intellectual property rights, or the merits of any claims by potential or actual litigants, the Company may have to engage in protracted litigation. If the Company is found to infringe one or more patents or other intellectual property rights, regardless of whether it can develop non- infringing technology, it may be required to pay substantial damages or royalties to a third-party, or it may be subject to a temporary or permanent injunction prohibiting the Company from marketing or selling certain products. In certain cases, the Company may consider the desirability of entering into licensing agreements, although no assurance can be given that such licenses can be obtained on acceptable terms or that litigation will not occur. These licenses may also significantly increase the Company's operating expenses.

Regardless of the merit of particular claims, litigation may be expensive, time-consuming, disruptive to the Company's operations and distracting to management. In recognition of these considerations, the Company may enter into arrangements to settle litigation. If one or more legal matters were resolved against the Company's consolidated financial statements for that reporting period could be materially adversely affected. Further, such an outcome could result in significant compensatory, punitive or trebled monetary damages, disgorgement of revenue or profits, remedial corporate measures or injunctive relief against the Company that could adversely affect its financial condition and results of operations.

If we do not respond to technological changes or upgrade our technology systems, our growth prospects and results of operations could be adversely affected.

To remain competitive, we must continue to enhance and improve the functionality and features of our technology infrastructure. As a result, we will need to continue to improve and expand our hosting and network infrastructure and related software capabilities. These improvements may require greater levels of spending than we have experienced in the past. Without such improvements, our operations might suffer from unanticipated system disruptions, slow application performance or unreliable service levels, any of which could negatively affect our reputation and ability to attract and retain customers and contributors. Furthermore, in order to continue to attract and retain new customers, we are likely to incur expenses in connection with continuously updating and improving our user interface and experience. We may face significant delays in introducing new services, products and enhancements. If competitors introduce new products and services using new technologies or if new industry standards and practices emerge, our existing websites and our proprietary technology and systems may become obsolete or less competitive, and our business may be harmed. In addition, the expansion and improvement of our systems and infrastructure may require us to commit substantial financial, operational and technical resources, with no assurance that our business will improve.

The Common Stock will not be freely tradable until one year from the initial purchase date. State securities regulations may apply and each Purchaser should consult with his or her attorney.

You should be aware of the long-term nature of this investment. There is not now and likely will not be a public market for the shares of Common Stock. Because the shares of the Common Stock have not been registered under the Securities Act or under the securities laws of any state or non-United States jurisdiction, the Common Stock have transfer restrictions and cannot be resold in the United States except pursuant to Rule 501 of Regulation CF. It is not currently contemplated that registration under the Securities Act or other securities laws will be effected. Limitations on the transfer of the Common Stock may also adversely affect the price that you might be able to obtain for the Common Stock in a private sale. Purchasers should be aware of the long-term nature of their investment in the Company. Each Purchaser in this Offering will be required to represent that it is purchasing the Securities for its own account, for investment purposes and not with a view to resale or distribution thereof.

Cyclical and seasonal fluctuations in the economy, in internet usage and in traditional retail shopping may have an effect on our business.

Both cyclical and seasonal fluctuations in internet usage and traditional retail seasonality may affect our business. Internet usage generally slows during the summer months, and queries typically increase significantly in the fourth quarter of each year. These seasonal trends may cause fluctuations in our quarterly results, including fluctuations in revenues.

Neither the Offering nor the Securities have been registered under federal or state securities laws, leading to an absence of certain regulation applicable to the Company.

No governmental agency has reviewed or passed upon this Offering, the Company or any Securities of the Company. The Company also has relied on exemptions from securities registration requirements under applicable state securities laws. Investors in the Company, therefore, will not receive any of the benefits that such registration would otherwise provide. Prospective investors must therefore assess the adequacy of disclosure and the fairness of the terms of this offering on their own or in conjunction with their personal advisors.

Neither the Offering nor the Securities have been registered under federal or state securities laws, leading to an absence of certain regulation applicable to the Company.

No governmental agency has reviewed or passed upon this Offering, the Company or any Securities of the Company. The Company also has relied on exemptions from securities registration requirements under applicable state securities laws. Investors in the Company, therefore, will not receive any of the benefits that such registration would otherwise provide. Prospective investors must therefore assess the adequacy of disclosure and the fairness of the terms of this offering on their own or in conjunction with their personal advisors.

No Guarantee of Return on Investment

There is no assurance that a Purchaser will realize a return on its investment or that it will not lose its entire investment. For this reason, each Purchaser should read the Form C and all Exhibits carefully and should consult with its own attorney and business advisor prior to making any investment decision.

A majority of the Company is owned by a small number of owners.

Prior to the offering the Company's current owners of 20% or more beneficially own up to 67% of the Company. Subject to any fiduciary duties owed to our other owners or investors under Utah law, these owners may be able to exercise significant influence over matters requiring owner approval, including the election of directors or managers and approval of significant Company transactions, and will have significant control over the Company's management and policies. Some of these persons may have interests that are different from yours. For example, these owners may support proposals and actions with which you may disagree. The concentration of ownership could delay or prevent a change in control of the Company or otherwise discourage a potential acquirer from attempting to obtain control of the Company, which in turn could reduce the price potential investors are willing to pay for the Company. In addition, these owners could use their voting influence to maintain the Company's existing management, delay or prevent changes in control of the Company, or support or reject other management and board proposals that are subject to owner approval.

The Company has the right to extend the Offering deadline.

The Company may extend the Offering deadline beyond what is currently stated herein. This means that your investment may continue to be held in escrow while the Company attempts to raise the Minimum Amount even after the Offering deadline stated herein is reached. Your investment will not be accruing interest during this time and will simply be held until such time as the new Offering deadline is reached without the Company receiving the Minimum Amount, at which time it will be returned to you without interest or deduction, or the Company receives the Minimum Amount, at which time it will be released to the Company to be used as set forth herein. Upon or shortly after release of such funds to the Company, the Securities will be issued and distributed to you.

Your ownership of the shares of stock will be subject to dilution.

Purchasers do not have preemptive rights. If the Company conducts subsequent offerings of or securities convertible into, issues shares pursuant to a compensation or distribution reinvestment plan or otherwise issues additional shares, investors who purchase shares in this offering who do not participate in those other stock issuances will experience dilution in their percentage ownership of the Company's outstanding shares. Furthermore, shareholders may experience a dilution in the value of their shares depending on the terms and pricing of any future share issuances (including the shares being sold in this offering) and the value of the Company's assets at the time of issuance.

The Securities will be equity interests in the Company and will not constitute indebtedness.

The Securities will rank junior to all existing and future indebtedness and other non-equity claims on the Company with respect to assets available to satisfy claims on the Company, including in a liquidation of the Company. Additionally, unlike indebtedness, for which principal and interest would customarily be payable on specified due dates, there will be no specified payments of dividends with respect to the Securities and dividends are payable only if, when and as authorized and declared by the Company and depend on, among other matters, the Company's historical and projected results of operations, liquidity, cash flows, capital levels, financial condition, debt service requirements and other cash needs, financing covenants, applicable state law, federal and state regulatory prohibitions and other restrictions and any other factors the Company's board of directors deems relevant at the time. In addition, the terms of the Securities will not limit the amount of debt or other obligations the Company may incur in the future. Accordingly, the Company may incur substantial amounts of additional debt and other obligations that will rank senior to the Securities.

There can be no assurance that we will ever provide liquidity to Purchasers through either a sale of the Company or a registration of the Securities.

There can be no assurance that any form of merger, combination, or sale of the Company will take place, or that any merger, combination, or sale would provide liquidity for Purchasers. Furthermore, we may be unable to register the Securities for resale by Purchasers for legal, commercial, regulatory, market-related or other reasons. In the event that we are unable to effect a registration, Purchasers could be unable to sell their Securities unless an exemption from registration is available.

The Company does not anticipate paying any cash dividends for the foreseeable future.

The Company currently intends to retain future earnings, if any, for the foreseeable future, to repay indebtedness and to support its business. The Company does not intend in the foreseeable future to pay any dividends to holders of its shares of common stock. In addition to the risks listed above, businesses are often subject to risks not foreseen or fully appreciated by the management. It is not possible to foresee all risks that may affect us.

Moreover, the Company cannot predict whether the Company will successfully effectuate the Company's current business plan. Each prospective Purchaser is encouraged to carefully analyze the risks and merits of an investment in the Securities and should take into consideration when making such analysis, among other, the Risk Factors discussed above.

THE SECURITIES OFFERED INVOLVE A HIGH DEGREE OF RISK AND MAY RESULT IN THE LOSS OF YOUR ENTIRE INVESTMENT. ANY PERSON CONSIDERING THE PURCHASE OF THESE SECURITIES SHOULD BE AWARE OF THESE AND OTHER FACTORS SET FORTH IN THIS FORM C AND SHOULD CONSULT WITH HIS OR HER LEGAL, TAX AND FINANCIAL ADVISORS PRIOR TO MAKING AN INVESTMENT IN THE SECURITIES. THE SECURITIES SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD TO LOSE ALL OF THEIR INVESTMENT.

We currently obtain components from single or limited sources, and are subject to significant supply and pricing risks.

Many components, including those that are available from multiple sources, are at times subject to industry-wide shortages and significant commodity pricing fluctuations. While the Company has entered into agreements for the supply of many components, there can be no assurance that we will be able to extend or renew these agreements on similar terms, or at all. A number of suppliers of components may suffer from poor financial conditions, which can lead to business failure for the supplier or consolidation within a particular industry, further limiting our ability to obtain sufficient quantities of components. The follow-on effects from global economic conditions on our suppliers, also could affect our ability to obtain components. Therefore, we remain subject to significant risks of supply shortages and price increases.

Our products often utilize custom components available from only one source. Continued availability of these components at acceptable prices, or at all, may be affected for any number of reasons, including if those suppliers decide to concentrate on the production of common components instead of components customized to meet our requirements. The supply of components for a new or existing product could be delayed or constrained, or a key manufacturing vendor could delay shipments of completed products to us adversely affecting our business and results of operations.

The Company will depend on the performance of distributors, retailers and other resellers.

The Company distributes its products through wholesalers, national and regional retailers, and value-added resellers, many of whom distribute products from competing manufacturers. These include "big box" wholesalers and retailers whom have relationships with other more established and better capitalized manufacturers and distributors, who may be able to provide incentives or quantity discounts to such wholesalers and distributors.

We rely heavily on our technology and intellectual property, but we may be unable to adequately or cost-effectively protect or enforce our intellectual property rights, thereby weakening our competitive position and increasing operating costs.

To protect our rights in our services and technology, we rely on a combination of copyright and trademark laws, patents, trade secrets, confidentiality agreements with employees and third parties, and protective contractual provisions. We also rely on laws pertaining to trademarks and domain names to protect the value of our corporate brands and reputation. We have applied for a provisions patent to protect certain aspects of our technology and plan to apply for additional patents. Despite our efforts to protect our proprietary rights, unauthorized parties may copy aspects of our services or technology, obtain and use information, marks, or technology that we regard as proprietary, or otherwise violate or infringe our intellectual property rights. In addition, it is possible that others could independently develop substantially equivalent intellectual property. If we do not effectively protect our intellectual property, or if others independently develop substantially equivalent intellectual property, our competitive position could be weakened.

Effectively policing the unauthorized use of our services and technology is time-consuming and costly, and the steps taken by us may not prevent misappropriation of our technology or other proprietary assets. The efforts we have taken to protect our proprietary rights may not be sufficient or effective, and unauthorized parties may copy aspects of our services, use similar marks or domain names, or obtain and use information, marks, or technology that we regard as proprietary. We may have to litigate to enforce our intellectual property rights, to protect our trade secrets, or to determine the validity and scope of others' proprietary rights, which are sometimes not clear or may change. Litigation can be time consuming and expensive, and the outcome can be difficult to predict.

We rely on agreements with third parties to provide certain services, goods, technology, and intellectual property rights necessary to enable us to implement some of our applications.

Our ability to implement and provide our applications and services to our clients depends, in part, on services, goods, technology, and intellectual property rights owned or controlled by third parties. These third parties may become unable to or refuse to continue to provide these services, goods, technology, or intellectual property rights on commercially reasonable terms consistent with our business practices, or otherwise discontinue a service important for us to continue to operate our applications. If we fail to replace these services, goods, technologies, or intellectual property rights in a timely manner or on commercially reasonable terms, our operating results and financial condition could be harmed. In addition, we exercise limited control over our third- party vendors, which increases our vulnerability to problems with technology and services those vendors provide. If the services, technology, or intellectual property of third parties were to fail to perform as expected, it could subject us to potential liability, adversely affect our renewal rates, and have an adverse effect on our financial condition and results of operations.

INSTRUCTION TO QUESTION 8: Avoid generalized statements and include only those factors that are unique to the issuer. Discussion should be tailored to the issuer's business and the offering and should not repeat the factors addressed in the legends set forth above. No specific number of risk factors is required to be identified.

The Offering

USE OF FUNDS

9. What is the purpose of this offering?

The Company intends to use the net proceeds of this offering for working capital and general corporate purposes, which includes the specific items listed in Item 10 below. While the Company expects to use the net proceeds from the Offering in the manner described, it cannot specify with certainty the particular uses of the net proceeds that it will receive from this Offering. Accordingly, the Company will have broad discretion in using these proceeds.

10. How does the issuer intend to use the proceeds of this offering?

If we raise:	**$249,000**
Use of Proceeds:	We plan to use the proceeds of this raise to fund the following in the respective amounts if the minimum is raised: Intermediary Fees - $9,960 Estimated Attorney Fees - $1,500 Estimated Accountant/Auditor Fees - $12,000 Marketing - $6,000 Research and Development - $10,540 Manufacturing - $100,000 Future Wages - $100,000 General Working Capital - $9,000

If we raise:	**$570,000**
Use of Proceeds:	We plan to use the proceeds of this raise to fund the following in the respective amounts if the maximum is raised: Intermediary Fees - $17,100 Estimated Attorney Fees - $2,000 Accountant/Auditor Fees - $12,000 Marketing - $27,000 Research and Development - $51,000 Manufacturing - $165,000 Future Wages - $275,900 General Working Capital - $19,500 Offering Marketing Fees - $500

INSTRUCTION TO QUESTION 10: An issuer must provide a reasonably detailed description of any intended use of proceeds, such that investors are provided with an adequate amount of information to understand how the offering proceeds will be used. If an issuer has identified a range of possible uses, the issuer should identify and describe each probable use and the factors the issuer may consider in allocating proceeds among the potential uses. If the issuer will accept proceeds in excess of the target offering amount, the issuer must describe the purpose, method for allocating oversubscriptions, and intended use of the excess proceeds with similar specificity. Please include all potential uses of the proceeds of the offering, including any that may apply only in the case of oversubcriptions. If you do not do so, you may later be required to amend your Form C. Wefunder is not responsible for any failure by you to describe a potential use of offering proceeds.

DELIVERY & CANCELLATIONS

11. How will the issuer complete the transaction and deliver securities to the investors?

If we reach our target offering amount prior to the deadline, we may conduct an initial closing of the offering early if we provide notice about the new offering deadline at least five business days prior to the new offering deadline (absent a material change that would require an extension of the offering and reconfirmation of the investment commitment). Wefunder will notify investors if we conduct an initial closing. Thereafter, we may conduct additional closings from time to time at our and Wefunder's discretion until the deadline date.

The following describes the process to invest in the Company, including how the Company will complete an Investor's transaction and deliver securities to the investor.

1. Investor Commitment. The Investor will submit, through Wefunder Portal, a requested investment amount. When doing so, the Investor will also execute an investment contract with the Company ("Investment Agreement"), using the Investor's electronic signature.
2. Acceptance of the Investment. If the Investor Agreement is complete, the Investor's commitment will typically be recorded within a few minutes. The commitment will also be available on the Investor's "My Investments" screen on the wefunder.com website. After the offering closes, the contract will be counter-signed by the Company. The executed investment contract will then be sent to the investor via email, and is also available to download on the "My Investments" screen.
3. Investor Transfer of Funds. Upon receiving confirmation that an investment has been accepted, the Investor will be responsible for transferring funds from a source that is accepted by Wefunder Portal into an escrow account held with a third party bank on behalf of issuers offering securities through Wefunder Portal.
4. Progress of the Offering. The Investor will receive periodic email updates on the progress of the offering, including total amounts raised at any given time, and will be notified by email and through the "My Investments" screen when the target offering amount is met.
5. Closing: Original Deadline. Unless we meet the target offering amount early, Investor funds will be transferred from the escrow account to the Company on the deadline date identified in the Cover Page to this Form C and the Company's Wefunder Portal Profile.
6. Early Closings. If the target offering amount is met prior to the original deadline date, we may close the offering earlier, but no less than 21 days after the date on which information about the Company, including this Form C, is posted on our Wefunder Portal Profile. We will reschedule the offering deadline, and at least five days prior to the new deadline, investors will receive notice of it by email and through the "My Investments" screen. At the time of the new deadline, your funds will be transferred to the Company from the escrow account, provided that the target offering amount is still met after any cancellations.
7. Book Entry. Investments may be in book entry form. This means that the Investor may not receive a certificate representing his or her investment. Each investment will be recorded in our books and records and will be recorded in each Investors' "My Investments" screen. The Investor will also be emailed the Investment Agreement again. The Investment Agreement will also be available on the "My Investments" screen. At the option of the Company, you may receive an electronic certificate.

12. How can an investor cancel an investment commitment?

NOTE: Investors may cancel an investment commitment until 48 hours prior to the deadline identified in these offering materials.

The intermediary will notify investors when the target offering amount has been met. If the issuer reaches the target offering amount prior to the deadline identified in the offering materials, it may close the offering early if it provides notice about the new offering deadline at least five business days prior to such new offering deadline (absent a material change that would require an extension of the offering and reconfirmation of the investment commitment).

If an investor does not cancel an investment commitment before the 48-hour period prior to the offering deadline, the funds will be released to the issuer upon closing of the offering and the investor will receive securities in exchange for his or her investment.

If an investor does not reconfirm his or her investment commitment after a material change is made to the offering, the investor's investment commitment will be cancelled and the committed funds will be returned.

An Investor's right to cancel. An Investor may cancel his or her investment commitment at any time until 48 hours prior to the offering deadline.

If there is a material change to the terms of the offering or the information provided to the Investor about the offering and/or the Company, the Investor will be provided notice of the change and must re-confirm his or her investment commitment within five business days of receipt of the notice. If the Investor does not reconfirm, he or she will receive notifications disclosing that the commitment was cancelled, the reason for the cancellation, and the refund amount that the investor is required to receive. If a material change occurs within five business days of the maximum number of days the offering is to remain open, the offering will be extended to allow for a period of five business days for the investor to reconfirm.

If the Investor cancels his or her investment commitment during the period when cancellation is permissible, or does not reconfirm a commitment in the case of a material change to the investment, or the offering does not close, all of the Investor's funds will be returned within five business days.

Within five business days of cancellation of an offering by the Company, the Company will give each investor notification of the cancellation, disclose the reason for the cancellation, identify the refund amount the Investor will receive, and refund the Investor's funds.

The Company's right to cancel. The Investment Agreement you will execute with us provides the Company the right to cancel for any reason before the offering deadline.

If the sum of the investment commitments from all investors does not equal or exceed the target offering amount at the time of the offering deadline, no securities will be sold in the offering, investment commitments will be cancelled and committed funds will be returned.

In addition, we may cap at 450 the total number of investors who will be allowed to invest through the offering that are not "accredited investors," as defined in Rule 501(a) of Regulation D under the Securities Act of 1933. In the event that more than 450 non-accredited investors are initially accepted into an offering in step (2) described in Question 11, the Company may cancel investments based on the order in which payments by Investors were received, or other criteria at the discretion of the Company, before the offering deadline.

Ownership and Capital Structure

THE OFFERING

13. Describe the terms of the securities being offered.

This is a priced round. Daplie, Inc. is offering up to 38,000 shares of Class A Common Stock at $15 per share. The pre-money valuation is $18,568,740.

The shares do have voting rights.

Any changes to securities must be approved by the members holding a majority interest.

See the subscription agreement for further details: Appendix B, Investor Contracts.

14. Do the securities offered have voting rights?

☑ Yes
☐ No

15. Are there any limitations on any voting or other rights identified above?

☐ Yes:
☑ No

16. How may the terms of the securities being offered be modified?

Any changes to securities must be approved by the members holding a majority interest.

RESTRICTIONS ON TRANSFER OF THE SECURITIES BEING OFFERED:

The securities being offered may not be transferred by any purchaser of such securities during the oneyear period beginning when the securities were issued, unless such securities are transferred:

1. to the issuer;
2. to an accredited investor;
3. as part of an offering registered with the U.S. Securities and Exchange Commission; or
4. to a member of the family of the purchaser or the equivalent, to a trust controlled by the purchaser, to a trust created for the benefit of a member of the family of the purchaser or the equivalent, or in connection with the death or divorce of the purchaser or other similar circumstance.

NOTE: The term "accredited investor" means any person who comes within any of the categories set forth in Rule 501(a) of Regulation D, or who the seller reasonably believes comes within any of such categories, at the time of the sale of the securities to that person.

The term "member of the family of the purchaser or the equivalent" includes a child, stepchild, grandchild, parent, stepparent, grandparent, spouse or spousal equivalent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the purchaser, and includes adoptive relationships. The term "spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse.

DESCRIPTION OF ISSUER'S SECURITIES

17. What other securities or classes of securities of the issuer are outstanding? Describe the material terms of any other outstanding securities or classes of securities of the issuer.

Class of Security	Securities (or Amount) Authorized	Securities (or Amount) Outstanding	Voting Rights
Class B Common	2,000,000	0	No
Preferred Stock	2,000,000	0	Yes
Class A Common Stock	6,000,000	1,163,187	Yes

Class of Security	Securities Reserved for Issuance upon Exercise or Conversion
Warrants:	74,729
Options:	

Describe any other rights:

All outstanding stock and warrants are Class A Common shares with the same rights. No other classes of securities with differing rights have been issued.

Preferred stockholders vote on an as-converted basis with Class A common stockholders. Conversion Rate is determined by (a) dividing the fair market value of the Preferred Stock by the fair market value of the Common Stock on the date of conversion and (b) multiplying the result by the number of shares of Preferred Stock being converted.

18. How may the rights of the securities being offered be materially limited, diluted or qualified by the rights of any other class of security identified above?

Any outstanding shares will be diluted as more shares of Daplie Stock are sold or distributed.

19. Are there any differences not reflected above between the securities being offered and each other class of security of the issuer?

No

20. How could the exercise of rights held by the principal shareholders identified in Question 6 above affect the purchasers of the securities being offered?

As holders of a majority-in-interest of voting rights in the Company, **the shareholders** may make decisions with which the Investor disagrees, or that negatively affect the value of the Investor's securities in the Company, and the Investor will have no recourse to change these decisions. The Investor's interests may conflict with those of other investors, and there is no guarantee that the Company will develop in a way that is optimal for or advantageous to the Investor.

For example, **the shareholders** may change the articles of incorporation, change the terms of securities issued by the Company, change the management of the Company, and even force out minority holders of securities. **The shareholders** may make changes that affect the tax treatment of the Company in ways that are unfavorable to you but favorable to them. They may also vote to engage in new offerings and/or to register certain of the Company's securities in a way that negatively affects the value of the securities the Investor owns. Other holders of securities of the Company may also have access to more information than the Investor, leaving the Investor at a disadvantage with respect to any decisions regarding the securities he or she owns.

The shareholders have the right to redeem their securities at any time. **Shareholders** could decide to force the Company to redeem their **securities** at a time that is not favorable to the Investor and is damaging to the Company. Investors' exit may affect the value of the Company and/or its viability.

In cases where the rights of holders of convertible debt, SAFES, or other outstanding options or warrants are exercised, or if new awards are granted under our equity compensation plans, an Investor's interests in the Company may be diluted. This means that the pro-rata portion of the Company represented by the Investor's securities will decrease, which could also diminish the Investor's voting and/or economic rights. In addition, as discussed above, if a majority-in-interest of holders of securities with voting rights cause the Company to issue additional stock, an Investor's interest will typically also be diluted.

Based on the risks described above, the Investor could lose all or part of his or her investment in the securities in this offering, and may never see positive returns.

21. How are the securities being offered being valued? Include examples of methods for how such securities may be valued by the issuer in the future, including during subsequent corporate actions.

The offering price for the securities offered pursuant to this Form C has been determined arbitrarily by the Company, although the Company's book value, assets, earnings or other generally accepted valuation criteria have been considered as applicable. In determining the offering price, the Company did not employ investment banking firms or other outside organizations to make an independent appraisal or evaluation. Accordingly, the offering price should not be considered to be indicative of the actual value of the securities offered hereby.

Because there is no public market for our securities, the price of the stock has been determined by our board of directors. Among the factors we have considered in determining the initial price are prevailing market conditions, our financial information, market valuations of other companies that we believe to be comparable to us, estimates of our business potential, the present state of our development and other factors deemed relevant.

In the future, we will perform valuations of our common stock that take into account factors such as the following:

- unrelated third party valuations of our common stock;
- the price at which we sell other securities, such as convertible debt or preferred stock, in light of the rights, preferences and privileges of our those securities relative to those of our common stock;
- our results of operations, financial position and capital resources;
- current business conditions and projections;
- the lack of marketability of our common stock;
- the hiring of key personnel and the experience of our management;
- the introduction of new products;
- the risk inherent in the development and expansion of our products;
- our stage of development and material risks related to our business;
- the likelihood of achieving a liquidity event, such as an initial public offering or a sale of our company given the prevailing market conditions and the nature and history of our business;
- industry trends and competitive environment;
- trends in consumer spending, including consumer confidence;
- overall economic indicators, including gross domestic product, employment, inflation and interest rates; and
- the general economic outlook.

We will analyze factors such as those described above using a combination of financial and market-based methodologies to determine our business enterprise value. For example, we may use methodologies that assume that businesses operating in the same industry will share similar characteristics and that the Company's value will correlate to those characteristics, and/or methodologies that compare transactions in similar securities issued by us that were conducted in the market.

22. What are the risks to purchasers of the securities relating to minority ownership in the issuer?

The Common Stock will not be freely tradable until one year from the initial purchase date. State securities regulations may apply and each Purchaser should consult with his or her attorney.

You should be aware of the long-term nature of this investment. There is not now and likely will not be a public market for the shares of Common Stock. Because the shares of the Common Stock have not been registered under the Securities Act or under the securities laws of any state or non-United States jurisdiction, the Common Stock have transfer restrictions and cannot be resold in the United States except pursuant to Rule 501 of Regulation CF. It is not currently contemplated that registration under the Securities Act or other securities laws will be effected. Limitations on the transfer of the Common Stock may also adversely affect the price that you might be able to obtain for the Common Stock in a private sale. Purchasers should be aware of the long-term nature of their investment in the Company. Each Purchaser in this Offering will be required to represent that it is purchasing the Securities for its own account, for investment purposes and not with a view to resale or distribution thereof.

Neither the Offering nor the Securities have been registered under federal or state securities laws, leading to an absence of certain regulation applicable to the Company.

No governmental agency has reviewed or passed upon this Offering, the Company or any Securities of the Company. The Company also has relied on exemptions from securities registration requirements under applicable state securities laws. Investors in the Company, therefore, will not receive any of the benefits that such registration would otherwise provide. Prospective investors must therefore assess the adequacy of disclosure and the fairness of the terms of this offering on their own or in conjunction with their personal advisors.

No Guarantee of Return on Investment

There is no assurance that a Purchaser will realize a return on its investment or that it will not lose its entire investment. For this reason, each Purchaser should read the Form C and all Exhibits carefully and should consult with its own attorney and business advisor prior to making any investment decision.

A majority of the Company is owned by a small number of owners.

Prior to the offering the Company's current owners of 20% or more beneficially own up to 67% of the Company. Subject to any fiduciary duties owed to our other owners or investors under Utah law, these owners may be able to exercise significant influence over matters requiring owner approval, including the election of directors or managers and approval of significant Company transactions, and will have significant control over the Company's management and policies. Some of these persons may have interests that are different from yours. For example, these owners may support proposals and actions with which you may disagree. The concentration of ownership could delay or prevent a change in control of the Company or otherwise discourage a potential acquirer from attempting to obtain control of the Company, which in turn could reduce the price potential investors are willing to pay for the Company. In addition, these owners could use their voting influence to maintain the Company's existing management, delay or prevent changes in control of the Company, or support or reject other management and board proposals that are subject to owner approval.

The Company has the right to extend the Offering deadline.

The Company may extend the Offering deadline beyond what is currently stated herein. This means that your investment may continue to be held in escrow while the Company attempts to raise the Minimum Amount even after the Offering deadline stated herein is reached. Your investment will not be accruing interest during this time and will simply be held until such time as the new Offering deadline is reached without the Company receiving the Minimum Amount, at which time it will be returned to you without interest or deduction, or the Company receives the Minimum Amount, at which time it will be released to the Company to be used as set forth herein. Upon or shortly after release of such funds to the Company, the Securities will be issued and distributed to you.

Your ownership of the shares of stock will be subject to dilution.

Purchasers do not have preemptive rights. If the Company conducts subsequent offerings of or securities convertible into, issues shares pursuant to a compensation or distribution reinvestment plan or otherwise issues additional shares, investors who purchase shares in this offering who do not participate in those other stock issuances will experience dilution in their percentage ownership of the Company's outstanding shares. Furthermore, shareholders may experience a dilution in the value of their shares depending on the terms and pricing of any future share issuances (including the shares being sold in this offering) and the value of the Company's assets at the time of issuance.

The Securities will be equity interests in the Company and will not constitute indebtedness.

The Securities will rank junior to all existing and future indebtedness and other non-equity claims on the Company with respect to assets available to satisfy claims on the Company, including in a liquidation of the Company. Additionally, unlike indebtedness, for which principal and interest would customarily be payable on specified due dates, there will be no specified paymentsof dividends with respect to the Securities and dividends are payable only if, when and as authorized and declared by the Company and depend on, among other matters, the Company's historical and projected results of operations, liquidity, cash flows, capital levels, financial condition, debt service requirements and other cash needs, financing covenants, applicable state law, federal and state regulatory prohibitions and other restrictions and any other factors the Company's board of directors deems relevant at the time. In addition, the terms of the Securities will not limit the amount of debt or other obligations the Company may incur in the future. Accordingly, the Company may incur substantial amounts of additional debt and other obligations that will rank senior to the Securities.

There can be no assurance that we will ever provide liquidity to Purchasers through either a sale of the Company or a registration of the Securities.

There can be no assurance that any form of merger, combination, or sale of the Company will take place, or that any merger, combination, or sale would provide liquidity for Purchasers. Furthermore, we may be unable to register the Securities for resale by Purchasers for legal, commercial, regulatory, market-related or other reasons. In the event that we are unable to effect a registration, Purchasers could be unable to sell their Securities unless an exemption from registration is available.

The Company does not anticipate paying any cash dividends for the foreseeable future.

The Company currently intends to retain future earnings, if any, for the foreseeable future, to repay indebtedness and to support its business. The Company does not intend in the foreseeable future to pay any dividends to holders of its shares of common stock. In addition to the risks listed above, businesses are often subject to risks not foreseen or fully appreciated by the management. It is not possible to foresee all risks that may affect us.

Moreover, the Company cannot predict whether the Company will successfully effectuate the Company's current business plan. Each prospective Purchaser is encouraged to carefully analyze the risks and merits of an investment in the Securities and should take into consideration when making such analysis, among other, the Risk Factors discussed above.

23. What are the risks to purchasers associated with corporate actions, including additional issuances of securities, issuer repurchases of securities, a sale of the issuer or of assets of the issuer or transactions with related parties?

Additional issuances of securities. Following the Investor's investment in the Company, the Company may sell interests to additional investors, which will dilute the percentage interest of the Investor in the Company. The Investor may have the opportunity to increase its investment in the Company in such a transaction, but such opportunity cannot be assured. The amount of additional financing needed by the Company, if any, will depend upon the maturity and objectives of the Company. The declining of an opportunity or the inability of the Investor to make a follow-on investment, or the lack of an opportunity to make such a follow-on investment, may result in substantial dilution of the Investor's interest in the Company.

Issuer repurchases of securities. The Company may have authority to repurchase its securities from shareholders, which may serve to decrease any liquidity in the market for such securities, decrease the percentage interests held by other similarly situated investors to the Investor, and create pressure on the Investor to sell its securities to the Company concurrently.

A sale of the issuer or of assets of the issuer. As a minority owner of the Company, the Investor will have limited or no ability to influence a potential sale of the Company or a substantial portion of its assets. Thus, the Investor will rely upon the executive management of the Company and the Board of Directors of the Company to manage the Company so as to maximize value for shareholders. Accordingly, the success of the Investor's investment in the Company will depend in large part upon the skill and expertise of the executive management of the Company and the Board of Directors of the Company. If the Board Of Directors of the Company authorizes a sale of all or a part of the Company, or a disposition of a substantial portion of the Company's assets, there can be no guarantee that the value received by the Investor, together with the fair market estimate of the value remaining in the Company, will be equal to or exceed the value of the Investor's initial investment in the Company.

Transactions with related parties. The Investor should be aware that there will be occasions when the Company may encounter potential conflicts of interest in its operations. On any issue involving conflicts of interest, the executive management and Board of Directors of the Company will be guided by their good faith judgement as to the Company's best interests. The Company may engage in transactions with affiliates, subsidiaries or other related parties, which may be on terms which are not arm's-length, but will be in all cases consistent with the duties of the management of the Company to its shareholders. By acquiring an interest in the Company, the Investor will be deemed to have acknowledged the existence of any such actual or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

24. Describe the material terms of any indebtedness of the issuer:

Convertible Notes
Creditor: Campus Founders Fund
Amount outstanding as of November, 2017: $10,057.81
Interest rate: 1% interest only
Maturity: Jan 1, 2025

In November and December of 2016, Daplie brought in over $270,000 in pre-sales through Indiegogo orders. Due to certain required accounting practices, this deferred revenue is considered a liability until the orders are fulfilled, despite also being cash proceeds from sales. Daplie is not required to pay cash to satidfy the liability amount.

There is another $800,000+ in pre-sales thus far in 2017 that also fall into the same scenario as above.

INSTRUCTION TO QUESTION 24: name the creditor, amount owed, interest rate, maturity date, and any other material terms.

25. What other exempt offerings has the issuer conducted within the past three years?

Offering Date	Exemption	Security Type	Amount Sold	Use of Proceeds
9/2015	Section 4(a)(2)	Convertible Note	$40,000	General operations
2/2016	Section 4(a)(2)	Common stock	$78,000	General operations
10/2016	Section 4(a)(2)	Common stock	$16,000	General operations
11/2016	Section 4(a)(2)	Common stock	$3,000	General operations
3/2017	Regulation Crowdfunding	Common stock	$500,000	General operations
4/2017	Section 4(a)(2)	Common stock	$21,555	General operations
4/2017	Section 4(a)(2)	Convertible Note	$10,000	General operations

26. Was or is the issuer or any entities controlled by or under common control with the issuer a party to any transaction since the beginning of the issuer's last fiscal year, or any currently proposed transaction, where the amount involved exceeds five percent of the aggregate amount of capital raised by the issuer in reliance on Section 4(a)(6) of the Securities Act during the preceding 12- month period, including the amount the issuer seeks to raise in the current offering, in which any of the following persons had or is to have a direct or indirect material interest:

1. any director or officer of the issuer;
2. any person who is, as of the most recent practicable date, the beneficial owner of 20 percent or more of the issuer's outstanding voting equity securities, calculated on the basis of voting power;
3. if the issuer was incorporated or organized within the past three years, any promoter of the issuer;
4. or (4) any immediate family member of any of the foregoing persons.

☑ Yes
☐ No

For each transaction specify the person, relationship to issuer, nature of interest in transaction, and amount of interest.

Sophia O'Neal (Step-Mother of AJ O'Neal) purchased a hybrid convertible note security which has since been converted to Class A Common Stock. The convertible note was purchase on September 21, 2015 in the amount of $7,000. Of the $7,000, $350 was on a convertible note with a valuation cap of $3M, and an interest rate of 5%. The remaining $6,650 converted at $5/share.

Sophia O'Neal also purchased another convertible note on September 21, 2015 in the amount of $18,000. The entire amount was on a convertible note with a valuation cap of $3M, and an interest rate of 5%. This convertible note has also been converted to Class A Common Stock.

Sharon Turner (Maternal Grandmother of Bryson Hill) purchased a hybrid convertible note security which has since been converted to Class A Common Stock. The convertible note was purchase on September 21, 2015 in the amount of $2,000. Of the $2,000, $100 was on a convertible note with a valuation cap of $3M, and an interest rate of 5%. The remaining $1,900 converted at $5/share.

Sharon Turner also purchased another convertible note on September 21, 2015 in the amount of $3,000. The entire amount was on a convertible note with a valuation cap of $3M, and an interest rate of 5%. This convertible note has also been converted to Class A Common Stock.

Mildred O'Neal (Paternal Grandmother of AJ O'Neal) purchased a hybrid convertible note security which has since been converted to Class A Common Stock. The convertible note was purchase on September 24, 2015 in the amount of $5,000. Of the $5,000, $250 was on a convertible note with a valuation cap of $3M, and an interest rate of 5%. The remaining $4,750 converted at $5/share.

Alvin Alexander O'Neal Senior (Father of AJ O'Neal) purchased a hybrid convertible note security which has since been converted to Class A Common Stock. The convertible note was purchase on September 24, 2015 in the amount of $5,000. Of the $5,000, $250 was on a convertible note with a valuation cap of $3M, and an interest rate of 5%. The remaining $4,750 converted at $5/share.

Joshua Hill (Brother of Bryson Hill) received 184 warrants that have converted to Class A Common Stock.

Jackson Hill (Brother of Bryson Hill) received 335 warrants that have converted to Class A Common Stock.

Kevin L. Hill (Father of Bryson Hill) received 4,512 warrants that have converted to Class A Common Stock.

Hanna Wright (Sister of AJ O'Neal) received 80 warrants that have not converted yet.

INSTRUCTIONS TO QUESTION 26: The term transaction includes, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

Beneficial ownership for purposes of paragraph (2) shall be determined as of a date that is no more than 120 days prior to the date of filing of this offering statement and using the same calculation described in Question 6 of this Question and Answer format.

The term "member of the family" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse or spousal equivalent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the person, and includes adoptive relationships. The term "spousal equivalent" means a cohabitant occupying a relationship generally equivalent to that of a spouse.

Compute the amount of a related party's interest in any transaction without regard to the amount of the profit or loss involved in the transaction. Where it is not practicable to state the approximate amount of the interest, disclose the approximate amount involved in the transaction.

FINANCIAL CONDITION OF THE ISSUER

27. Does the issuer have an operating history?

☑ Yes
☐ No

28. Describe the financial condition of the issuer, including, to the extent material, liquidity, capital resources and historical results of operations.

Management's Discussion and Analysis of Financial Condition and Results of Operations

You should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and the related notes and other financial information included elsewhere in this offering. Some of the information contained in this discussion and analysis, including information regarding the strategy and plans for our business, includes forward-looking statements that involve risks and uncertainties. You should review the "Risk Factors" section for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

Overview

Daplie, Inc. is a Utah Corporation that creates simple and useful technology that helps champion the digital rights of our product owners. Daplie believes that individuals are the ultimate creators and proprietors of their digital content and online identity. Daplie is developing the personal server to empower owners to easily take back their digital Identity, Data, and Connection to their home from "the cloud." Daplie does this by building an in-home server for the general consumer that requires no technical expertise to set up, use, or maintain that contains all of the required technical and Internet infrastructure to easily connect the owner to their devices and personal data, stored in-home, securely, from anywhere with an internet connection. This means that user will not need to sacrifice convenience for privacy as data would no longer be transferred through third-party hosted data centers in someone else's "cloud" and, therefore, no other company, including Daplie, has access or oversight over the data transferred on the personal server. This directly empowers the owner to take back ownership, privacy, and access of their Identity, Data, and Connection to their home from corporations, governments, and other potential threats. Daplie devices create opportunity for human experiences to be saved, shared, and enjoyed as naturally as if the digital world were tangible – personal and private, or sharable to only those you explicitly trust.

Milestones

Daplie, Inc. was incorporated in the State of Utah in August 2015.

Since then, we have:

- Filed three Design and Utility Patents for hardware and software that is being used in Daplie products.

- Nearly $1.1 Million in pre-orders of Daplie products were made in less than a year. Purchases were made on daplie.com, through Indiegogo (over 1,100% of goal), and as large wholesale orders.

- Currently, Daplie is running a pilot program for an Indian government healthcare initiative with devices running in three different cities.

- Oversubscribed the $500,000 goal on our last Wefunder campaign by nearly $250,000

- Developed key relationships with manufacturers to source and produce new products in the home automation space. Much of the upfront development costs are being covered by the manufacturer in exchange for guidance and expertise from the Daplie team.

Historical Results of Operations

Our company was organized in August 2015 and has limited operations upon which prospective investors may base an evaluation of its performance.

- *Assets.* As of December 31, 2016, the Company had total assets of $235,552, all of which was in cash. As of December 31, 2015, the Company had $22,840 in total assets.
- *Net Loss.* The Company has had net losses of $551,465 and net losses of $25,278 for the fiscal years ended December 31, 2016 and December 31, 2015, respectively.
- The Company has had long and short-term debt totaling $365,768 and $43,474 for the fiscal years ended December 31, 2016 and December 31, 2015, respectively.

Liquidity & Capital Resources

To-date, the company has been financed with $618,555 in equity and $50,000 in convertibles.

After the offering is complete monthly (deferred) revenues should be increasing along with a gradual increase in monthly expenses over time. Larger product orders will begin to be finalized which will strengthen the companies cash position.

After the conclusion of this Offering, should we hit our minimum funding target, our projected runway is 3 months before we need to raise further capital.

We plan to use the proceeds as set forth in this Form C under "Use of Funds".

We will likely require additional financing in excess of the proceeds from the Offering in order to perform operations over the lifetime of the Company. Except as otherwise described in this Form C, we do not have additional sources of capital other than the proceeds from the offering. Because of the complexities and uncertainties in establishing a new business strategy, it is not possible to adequately project whether the proceeds of this offering will be sufficient to enable us to implement our strategy. This complexity and uncertainty will be increased if less than the maximum amount of securities offered in this offering is sold. The Company intends to raise additional capital in the future from investors. Although capital may be available for early-stage companies, there is no guarantee that the Company will receive any investments from investors.

Cash in Hand, Burn Rate, Short/Mid Term Expenses

Daplie, Inc. cash in hand is $300,000, as of October 2017. Over the last three months, revenues have averaged $2,500/month and expenses $120,000/month, for an average burn rate of -$117,500 per month.

The expenses incurred in the prior three months are not reflective of normal operations which averages around $80,000/month. In the prior months there were several one time non-recurring payments made to our manufacturers for initial tooling and up front production. We expect expenses to stay at $80,000/month for the next 3 months.

Depending on the amount of funds raised at the conclusion of the offering we may increase expenditure to purchase machinery and expedite development as set forth in this Form C under "Use of Funds".

INSTRUCTIONS TO QUESTION 28: The discussion must cover each year for which financial statements are provided. For issuers with no prior operating history, the discussion should focus on financial milestones and operational, liquidity and other challenges. For issuers with an operating history, the discussion should focus on whether historical results and cash flows are representative of what investors should expect in the future. Take into account the proceeds of the offering and any other known or pending sources of capital. Discuss how the proceeds from the offering will affect liquidity, whether receiving these funds and any other additional funds is necessary to the viability of the business, and how quickly the issuer anticipates using its available cash. Describe the other available sources of capital to the business, such as lines of credit or required contributions by shareholders. References to the issuer in this Question 28 and these instructions refer to the issuer and its predecessors, if any.

FINANCIAL INFORMATION

29. Include financial statements covering the two most recently completed fiscal years or the period(s) since inception, if shorter:

Refer to Appendix C, Financial Statements

STAKEHOLDER ELIGIBILITY

30. With respect to the issuer, any predecessor of the issuer, any affiliated issuer, any director, officer, general partner or managing member of the issuer, any beneficial owner of 20 percent or more of the issuer's outstanding voting equity securities, any promoter connected with the issuer in any capacity at the time of such sale, any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities, or any general partner, director, officer or managing member of any such solicitor, prior to May 16, 2016:

(1) Has any such person been convicted, within 10 years (or five years, in the case of issuers, their predecessors and affiliated issuers) before the filing of this offering statement, of any felony or misdemeanor:

- i. in connection with the purchase or sale of any security? ☐ Yes ☑ No
- ii. involving the making of any false filing with the Commission? ☐ Yes ☑ No
- iii. arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, funding portal or paid solicitor of purchasers of securities? ☐ Yes ☑ No

(2) Is any such person subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the filing of the information required by Section 4A(b) of the Securities Act that, at the time of filing of this offering statement, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

- i. in connection with the purchase or sale of any security? ☐ Yes ☑ No
- ii. involving the making of any false filing with the Commission? ☐ Yes ☑ No
- iii. arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, funding portal or paid solicitor of purchasers of securities? ☐ Yes ☑ No

(3) Is any such person subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

- i. at the time of the filing of this offering statement bars the person from:
  - A. association with an entity regulated by such commission, authority, agency or officer? ☐ Yes ☑ No
  - B. engaging in the business of securities, insurance or banking? ☐ Yes ☑ No
  - C. engaging in savings association or credit union activities?☐ Yes ☑ No
- ii. constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct and for which the order was entered within the 10-year period ending on the date of the filing of this offering statement? ☐ Yes ☑ No

(4) Is any such person subject to an order of the Commission entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 that, at the time of the filing of this offering statement:

- i. suspends or revokes such person's registration as a broker, dealer, municipal securities dealer, investment adviser or funding portal? ☐ Yes ☑ No
- ii. places limitations on the activities, functions or operations of such person? ☐ Yes ☑ No
- iii. bars such person from being associated with any entity or from participating in the offering of any penny stock? ☐ Yes ☑ No

(5) Is any such person subject to any order of the Commission entered within five years before the filing of this offering statement that, at the time of the filing of this offering statement, orders the person to cease and desist from committing or causing a violation or future violation of:

- i. any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act of 1940 or any other rule or regulation thereunder? ☐ Yes ☑ No
- ii. Section 5 of the Securities Act? ☐ Yes ☑ No

(6) Is any such person suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes ☑ No

(7) Has any such person filed (as a registrant or issuer), or was any such person or was any such person named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before the filing of this offering statement, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is any such person, at the time of such filing, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes ☑ No

(8) Is any such person subject to a United States Postal Service false representation order entered within five years before the filing of the information required by Section 4A(b) of the Securities Act, or is any such person, at the time of filing of this offering statement, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes ☑ No

If you would have answered "Yes" to any of these questions had the conviction, order, judgment, decree, suspension, expulsion or bar occurred or been issued after May 16, 2016, then you are NOT eligible to rely on this exemption under Section 4(a)(6) of the Securities Act.

INSTRUCTIONS TO QUESTION 30: Final order means a written directive or declaratory statement issued by a federal or state agency, described in Rule 503(a)(3) of Regulation Crowdfunding, under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

No matters are required to be disclosed with respect to events relating to any affiliated issuer that occurred before the affiliation arose if the affiliated entity is not (i) in control of the issuer or (ii) under common control with the issuer by a third party that was in control of the affiliated entity at the time of such events.

OTHER MATERIAL INFORMATION

31. In addition to the information expressly required to be included in this Form, include:

- (1) any other material information presented to investors; and
- (2) such further material information, if any, as may be necessary to make the required statements, in the light of the circumstances under which they are made, not misleading.

All information presented to investors hosted on Wefunder.com is available in Appendix A: Business Description & Plan.

INSTRUCTIONS TO QUESTION 30: If information is presented to investors in a format, media or other means not able to be reflected in text or portable document format, the issuer should include:
(a) a description of the material content of such information;
(b) a description of the format in which such disclosure is presented; and
(c) in the case of disclosure in video, audio or other dynamic media or format, a transcript or description of such disclosure.

ONGOING REPORTING

32. The issuer will file a report electronically with the Securities & Exchange Commission annually and post the report on its website, no later than:

120 days after the end of each fiscal year covered by the report.

33. Once posted, the annual report may be found on the issuer's website at:

https://daplie.com/annual-report

The issuer must continue to comply with the ongoing reporting requirements until:

1. the issuer is required to file reports under Section 13(a) or Section 15(d) of the Exchange Act;
2. the issuer has filed at least one annual report pursuant to Regulation Crowdfunding and has fewer than 300 holders of record and has total assets that do not exceed $10,000,000;
3. the issuer has filed at least three annual reports pursuant to Regulation Crowdfunding;
4. the issuer or another party repurchases all of the securities issued in reliance on Section 4(a)(6) of the Securities Act, including any payment in full of debt securities or any complete redemption of redeemable securities; or (5) the issuer liquidates or dissolves its business in accordance with state law.

APPENDICES

Appendix A: Business Description & Plan

Appendix B: Investor Contracts

Daplie Subscription Agreement
Amended Articles of Incorporation

Appendix C: Financial Statements

Financials 1

Appendix D: Director & Officer Work History

AJ ONeal
Brian Bourgerie
Bryson Hill
Cory Torgesen
Joshua Isabell
Kevin Hill

Appendix E: Supporting Documents

INVEST IN DAPLIE

Connect Without "The Cloud"

"The cloud" is just someone else's computer. When you use centralized cloud services like iCloud, Gmail, Google Drive, Dropbox, Box, Facebook, or hundreds of others, you gain the convenience of storing data on someone else's computer, but you make some huge tradeoffs in return. Daplie provides a platform for people to have the convenience of the cloud without giving up privacy and ownership of their data. At Daplie, we believe the Internet was made for people, not people for the Internet.

Cory Torgesen
CHIEF GROWTH OFFICER, DAPLIE

FOLLOW US FOR UPDATES
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$0
raised of $249K goal

$105 min
by Wefunder Portal LLC
INVEST

Priced Round

$18.6M pre-money valuation | **$15.00**/share

If you invest, you're betting Daplie will be worth more than $18.6M in the future.

INVESTOR PERKS

$105+ - Your place on the Official Founders Page - An Exclusive Domain Name (NAME.daplie.me) - Access to the secret Daplie Founder Group - Early access to the beta software - Coupon for $25 of Daplie Swag from daplie.com (shirts, hats, patches, etc...)

$250+ - Coupon for $50 off Daplie Devices purchase (Connect, Storage, Home, IOT Peripherals) - All perks from the $105 level

$500+ Coupon for Buy One Get One for Daplie Devices purchase (Connect, Storage, Home, IOT Peripherals) - All perks from the $105 level

$1,000+ Coupon for $200 off Daplie Devices purchase (Connect, Storage, Home, IOT Peripherals) - All perks from the $105 level

$2,500+ Coupon for $400 off Daplie Devices purchase (Connect, Storage, Home, IOT Peripherals) - All perks from the $105 level

$5,000+ Coupon for $750 off Daplie Devices purchase (Connect, Storage, Home, IOT Peripherals) - All perks from the $105 level

$10,000+ Coupon for $1,500 off Daplie Devices purchase (Connect, Storage, Home, IOT Peripherals) - All perks from the $105 level

$25,000+ Coupon for $2,000 off Daplie Devices purchase (Connect, Storage, Home, IOT Peripherals) - All perks from the $105 level - Yearly one on one call with the CEO

OUR AMBITION

We are ultimately giving our customers the freedom to connect without 'the cloud' to their data, to the people they care about, and to their devices — and that includes their smart home devices. That's what we mean when we say decentralized services. We mean living a life that isn't hosted on someone else's computer and in which you are in control.

KEY FACTS

- $1.1 Million in pre-orders for the Daplie Connect in less than a year.
- Over-subscribed initial funding round on Wefunder, which successfully raised $500,000 from 637 investors.
- Running pilot program for India's Ministry of Health.
- Software and Hardware Design and Utility Patents Pending.
- Mass-market launch in Q3 2018.
- Full home security line and innovative cameras.

https://daplie.com *from Provo UT* TECH API CLOUD COMPUTING HOME AUTOMATION IOT SMART HOME TECH INFRASTRUCTURE HARDWARE

WHY I LIKE DAPLIE

I think distributed systems are the healthiest and we are living in an era of distribution. Whether we are talking about media, or political power, or energy, it is an evolutionary societal step and what Daplie is doing is in the spirit of the radical decentralization of everything that is already underway.



Mark Ruffalo
ACTOR, FILMMAKER, AND SOCIAL ACTIVIST

Eureka Park Preview: Daplie Is The Personal Server Even Grandma Can Operate

What You Think You Know About The Cloud Is Wrong, Check Out Daplie At CES 2018 iCloud, DropBox, and Google Drive are super convenient, and easy to use. But with the convenience and ease of use comes with a compromise for your personal files.
November 2, 2017 @ nibletz.com

The Privacy Psyche: What Will Happen To Us With Less Privacy On The Internet?

"Congress sent proposed legislation to President Trump on Tuesday that wipes away landmark online privacy protections, the first salvo in what is likely to become a significant reworking of the rules governing Internet access in an era of Republican
April 4, 2017 @ siliconslopes.com

Cloud by Daplie - der erste Datenserver fur Zuhause - Datensicherung in schick

Die Entwickler von Daplie Cloud haben es sich zum Ziel gesetzt die Vorteile einer flexiblen Cloud mit denen eines besonders sicheren lokalen Servers zu verbinden. Denn wahrend der Vorteil der Cloud in der externen Speicherung und dem Zugriff von
March 15, 2017 @ homeandsmart.de

#CRACKtheCROWD Daplie on Their Twin Crowdfunding Campaigns - Crack the Crowd

"It's not worth it just to be one of the first, we need to do it right." - Brian Bourgerie, Daplie's Chief Operations Officer on Daplie In this episode of the podcast, Daplie's Co-Founder and CEO, Bryson Hill, and Vice President Brian Bourgerie, spoke with
January 5, 2017 @ crackthecrowd.com

Daplie Cloud project makes secure personal servers a reality | It's a Gadget

Daplie Cloud project from IndieGOGO has made it possible for every the layman who doesn't understand servers to have one of their own. Cloud services have become the standard for content and data storage, and as mobile manufacturers in particular limit

January 4, 2017 @ itsagadget.com

Taking Back The Internet With Cloud By Daplie

Aiming to take back the "I" in Internet, Daplie is the first home server that securely connects the owner to personal data and devices in-home. The owner has full control over their very own Cloud Server with no storage limits, no monthly fees, private, and

December 16, 2016 @ ownersmagazine.com

Daplie Is Grandma's Home Cloud Server

Provo Startup Daplie Is Taking Back The Internet Nasdaq suggests that the cloud industry will be worth a whopping $80 billion dollars (with a "B") by 2020. Many tech heads suggest it could be a much larger industry.

December 8, 2016 @ nibletz.com

This Provo startup is about to change the internet, experts say

Soon, your home may have a cloud of its own, thanks to a Utah startup. That startup is Daplie, a Provo-based company that has created a device that will give families their own digital storage cloud.

December 8, 2016 @ deseretnews.com

Daplie Accomplishes A Crowdfunding First Using WeFunder and Indiegogo

Salt Lake City, Daplie announced today that it has achieved another "Crowdfunding First" by becoming the only company so far to successfully run a Reg CF equity campaign and a rewards campaign simultaneously. With its product, Cloud, Daplie

December 7, 2016 @ equities.com

Provo startup plans to completely change the internet

"Daplie is a movement. We're taking back the internet." This statement by a small Provo startup seems a bit far-fetched, but founders AJ ONeal, Brian Bourgerie and Bryson Hill are sure they can deliver. Cloud by Daplie is touted as the internet's first

December 5, 2016 @ heraldextra.com

Your devices, your data, your server, in your home!

If Hillary Clinton's online data isn't safe, I don't know who's is. That's the problem with cloud computing these days, honestly. Everyone's data is stored on one large server farm owned by an internet giant like Dropbox, or Google, or even Apple's iCloud

December 5, 2016 @ yankodesign.com

This Company's Market Is Expected To Quadruple By 2020

This is BIG... For the first time since 1933, the SEC is now allowing regular people like you and me to invest in brand-new explosive-growth companies BEFORE THEY GO PUBLIC. Imagine getting in on the next Facebook for 33 cents a share or the next

December 1, 2016 @ nasdaq.com

Daplie: The Cloud System to Take Back the Internet

Take back your freedom to privacy, ownership, and security with your own "plug & play" home server | Crowdfunding is a democratic way to support the fundraising needs of your community. Make a contribution today!

November 29, 2016 @ indiegogo.com

Time to Step Up: Take Control of Your Internet Privacy

This post is hosted on the Huffington Post's Contributor platform. Contributors control their own work and post freely to our site. If you need to flag this entry as abusive, send us an email. They say that nothing ever gets deleted from the Internet.

November 29, 2016 @ huffingtonpost.com

Daplie: Your Own Personal 'Cloud' Server

The typical internet user may not realize it most of the time, but cloud streaming services can be very restrictive. In effect, we are often at the whims of market trends and behind-the-scenes deals that tell you whether you can access your favorite

November 22, 2016 @ upwire.io

Wohnzimmer-Server ersetzt Dropbox und Google Drive

Vertrauen Sie Cloud-Anbietern wie Google Drive oder Dropbox nicht? Vielleicht ware dann eine Cloud im eigenen Wohnzimmer das Richtige. Das Start-up Daplie hat einen Server furs Wohnzimmer namens Cloud entwickelt, auf dem User Dokumente, Fotos

November 16, 2016 @ ingenieur.de

Daplie Does Side-by-Side Indiegogo / Wefunder Reg CF Crowdfunding Offer - Crowdfund Insider

Usually we read about Reg CF / Reg D (506c) side by side investment crowdfunding campaigns but Daplie has taken a different path by launching a rewards based offer on Indiegogo while pitching a Reg CF securities offer on Wefunder.

November 11, 2016 @ crowdfundinsider.com

Cloud by Daplie: Secure, plug-and-play home server | TechStartups.com

It's now more convenient than ever to put our files in the cloud. All it takes is a decent Internet connection to back up our most important documents, eliminating the fear of losing them in physical drives. As the saying goes, "don't put all your eggs in one

November 7, 2016 @ techstartups.com

Daplie Is the World's First Private In-Home Server for Consumers

The cloud has completely transformed the business world. With every business form, file, and style guide available anywhere in the world, the remote work movement has begun and made life so much easier for employers and employees alike. From

November 4, 2016 @ tech.co

Daplie Stackable Personal Cloud Storage Device

Daplie, the Stackable personal cloud storage device helps you securely store your digital files at home, so you won't worry about your files on cloud servers being leaked, and it needs no monthly fee. The Daplie is a powerful and easily customizable

November 3, 2016 @ gadgetsin.com

Stackable Cloud Storage Devices : personal cloud storage

Concerns over the stability of public cloud storage servers has created a demand for products like the Daplie personal cloud storage device. Rather than have users upload their data to a server elsewhere, the Daplie enables users to create their very own

November 3, 2016 @ trendhunter.com

Beehive Startups | Taking Control Of Your Digital Life Shouldn't Be Hard. With Daplie, It Isn't.

We're definitely a principled company and we're doing something with a strong belief behind it. Right now, anything we put on the internet, Google owns it, Facebook owns it, Apple owns it, someone owns it. We're a company for the people, in the sense that

November 2, 2016 @ beehivestartups.com

Taking Control Of Your Digital Life Shouldn't Be Hard. With Daplie, It Isn't. - WeGoBusiness - Digital Business Academy | Free Online Classes

I have something I need to admit: I'm a little bit selfish. I know, I know, what a terrible person I must be, I'm basically the human equivalent of a squirrel hoarding acorns, just replace nuts with time and earthly possessions and you'll arrive at Chris Rawle the

November 2, 2016 @ wegobusiness.com

Cloud by Daplie

Cloud by Daplie - The World's First In-Home Server for Everyone. (File Storage, Hardware, and Internet of Things)

October 27, 2016 @ producthunt.com


PROCHILD

In the future of the internet, every internet connected device – appliances, security systems, home computers, phones, etc. – needs a trusted hub for data storage and negotiation protocol to empower people with data sovereignty and complete device control.

Especially with recent data breaches (like Equifax), consumers are now very aware and concerned with privacy, safety, and security of personal data. However, with no other option, consumers continue to submit themselves to unreasonable terms of service and loss of ownership, privacy, and control. Digital freedom literally hangs in the balance.

The option for people to purchase a plug and play home system that gives them the ability to take back data and control from cloud service providers is very attractive. They will maintain privacy, safety, and security for their digital life without losing any convenience.

At Daplie, we recognize the home server is the next ubiquitous home appliance.

The Problem is the Cloud

The cloud is just someone else's computer. When you use centralized cloud services like iCloud, Gmail, Google Drive, Dropbox, Box.com, Facebook, or a hundred others, you gain the convenience of storing your data on someone else's computer, but you make some huge tradeoffs in return. You lose ownership, security, privacy, and control of your digital assets and you even grant advertisers access to your personal information.



"When you upload, submit, store, send or receive content to or through our Services, you give Google (and those we work with) a worldwide license to use, host, store,reproduce, modify, create derivative works, communicate, publish, publicly perform, publicly display and distribute such content."
- Google Terms of Service

Ownership is the Solution

With Daplie, there's no need to sign away your rights to ownership, sacrifice security, or relinquish control. You own the hardware, you own the software, and you own your content — no terms of service. You know where your digital assets are physically, not metaphorically. **You know** — and that is important to us. And ever more importantly, the power to control your digital life resides where you do, in your home.



Convenience is the Key

By empowering our users with simple, yet sophisticated technology, we've automated the entire process of replacing the cloud. Daplie Connect is up and running within a matter of minutes.


daplie

Plug In & Connect

Just connect your device to power and your home internet.


Daplie Cloud
https://daplie.com
Weather
Gmail
Google Maps
YouTube
Amazon

Choose a Private Domain

Automatically sets up a domain for you — or a private access point — like "smithfamily.com"



All Your Content in One Place

Create and Access all your digital media from any device.

The Complete Solution



Daplie Connect

- "Plug and Play" setup in under 30 seconds
- Choose your own domain name
- Manage your own account and online identity
- Access from anywhere you have an internet connection
- Developer platform for building apps



Connect + Storage

- Stackable Storage Module (up to 4 units)
- Store all of your files in one place - media, docs, etc.
- Host Apps and Websites
- Easily back up your devices from anywhere (phone, tablet, laptop, etc.)
- App Store to download or create other Apps



Connect + Storage + Home

- Stackable Home (IOT) Module to automate your life
- ISO/IEC International Standards for security, safety, and privacy for the home
- Connect to devices within the home from a mobile phone
- Security Cameras, Smart Locks, and other security sensors
- Connect via Zigbee, Z-Wave, Bluetooth, or Wifi

Our Homes are Under Attack

Before Daplie, companies like Google (Nest), Vivint, ADT, etc., have had a direct connection and access to your home via cameras, home security systems, smart door locks, etc. A good home invasion test would be: "If you don't pay the water bill, can they turn it off?" Or does the box say, "Cloud storage?" Daplie is fundamentally restructuring the data model and putting a device in the home that gives you, as the home owner, the keys to the data your home creates, like video feeds when you're home or away.



Home is Where We Should Always Feel Safe

Daplie Home creates the necessary infrastructure (authentication, server architecture, human-readable domains, protocol negotiation, hardware, etc.) that allows the homeowner to easily take complete control of the data and devices within a home and make those devices accessible from anywhere, securely. Daplie has a complete line of home security and home automation devices ready for the masses and is developing other game-changing devices as well.













The "Daplie" Market: Over $160 Billion by 2020

Because of the modularity of Daplie's system, Daplie is able to enter into new markets and effectively compete by utilizing the same underlying software stack and modular hardware design. This nearly doubles the market size from an $80 billion personal cloud market into a $160 Billion combined home automation and personal cloud market - an entirely new market unto itself.



$100B
$75B
$50B
$25B
0
Projected 2020 Market Size: $89.9B
Projected 2022 Market Size: $72.78B
2014
2016
2018
2020
2022
Global Home Automation Market
Personal Cloud Market

**These projections are based on two studies from Allied Market Research and Research and Markets*

$160 billion Market by 2022	**40%** Industry growth year over year	**450%** Increase in paid cloud users

Our Progress So Far

Over the last two years, Daplie has been meeting with distributors, retailers, manufacturers, policy makers, and general consumers all over the world. We have traveled to nearly 20 countries collectively, and most recently returned from installing our first demo units in India for our bid to work with the federal government in a health care initiative.






daplie



January 2011

Idea

CTO AJ started coding the first traces of Daplie.

August 2015

Daplie Inc. Founded

AJ and Bryson joined forces to make Daplie a reality. Read our manifesto.

February 2016

Angel Investment

Funded the initial prototype of the product design and hardware design.

January 2017

"The Crowdfunded Company"

Raised nearly $1.2 million through an unprecedented and simultaneous rewards and equity crowdfunding campaign.

June 2017

“Alpha” Home Server Hardware

Received alpha run of home server from our manufacturing partner. It was beautiful inside and out.

September-October 2017

Daplie Around the Globe

Working with government, retailers, distributors, and investors from India, Korea (KES), Brazil (FutureCom), Germany (IFA), Los Angeles (Crowd Invest Summit).

October 2017

“Alpha” IOT Commercial Hardware

Received alpha version of small business IOT (Internet of Things) server product from our manufacturing partner and installed our home server in 3 locations in India.

November 2017

Mass-market Preparation

A follow-on equity crowdfund of our initial seed round to launch Daplie products to retailers and distributors around the world and fund the future of privacy, safety, and security for the home.

How Your Investment Will Help Us



Scaling

Finish building efficient processes to handle major growth opportunities from retailers, distributors, and direct sales.



Manufacturing

Finalize production specs and tooling for mass production of Daplie Connect and Storage. Establish needed inventory levels.



Research & Development

Continue developing and refining new and current hardware and software. Expand capabilities and use cases of core products.

Let's Take Back the Internet



Freedom. It's what drives us. The freedom to do more, be more, experience more. Technology should bring us freedom and enhance our lives. Unfortunately, technology today sacrifices our freedoms of privacy and control of our digital lives for convenience. It's hard to share something with someone without the world or at least a major company knowing about it. And that's why we've decided to Take Back the Internet.

Building a cloud infrastructure utilizing personal servers by Daplie is our way of doing just that. Through building this company and our products we have developed a way for our technology and the Internet to not only enhance our lives but better protect them in the process. With a solid team and commited investors we are excited to lead the next technological revolution and help everybody take back control of their digital lives. Join us and be a part of the movement!

Sincerely,



AJ, Bryson, & The Daplie Team

MEET THE FOUNDERS

Daplie was initially founded by Bryson Hill and AJ ONeal. But, as time progressed the realization of the mission behind Daplie quickly became bigger than just the co-founders. As the message of Daplie continued to spread, the best talent from different industries committed themselves to the cause.... [+ *READ MORE*]



Cory Torgesen

Chief Growth Officer

Cory spent 5 years in smart home sales before finishing a JD/MBA. After time in technology sales at VMware selling virtualization software he spent 3 years in sales management in the solar industry.



AJ ONeal

Co-Founder, Head of R&D

AJ is a senior software engineer of over 10 years. He is the brain behind Daplie's infrastructure and a visionary. He leads the technological development for Daplie's core product and services.



Bryson Hill

Co-Founder, CEO

Bryson is an experienced salesman, product and people manager, and developer. He has sold millions in product revenue door to door, by telephone, television, e-commerce, and at big box retail.



Brian Bourgerie

CFO, Crowdfunding

Brian brings over a decade of experience working with startups, technology companies, e-commerce and crowdfunding. Brian helps strategize and execute on key revenue and operational activities.

AND THE REST OF THE TEAM



Kevin Hill

Chief Operating Officer

Kevin is well-respected and experienced sales and operations executive known for creative and imaginative execution. He has been very successful at growing and/or turning around troubled organizations



Jordan Clive

Head of Experience Design

User Experience and Lean Startup expert, StartUp Chile alumni, and UI developer. Six years in Asia including Tsinghua U, Adobe, and Walmart. Outspoken advocate of our inalienable right to privacy.



Stephen Wunderli

Head of Communications

Stephen has worked in marketing, communications and advertising for over 30 years. He has created work for entities such as: Warner Bros, Nickelodeon, Rotary Intl, Fuji Film, & The Jim Henson Company.



Tim Caswell

Head of Engineering

With 20 years experience building everything from websites to embedded firmware compilers, Tim especially loves designing secure network protocols that enable more free & meaningful human connections.



Dexter Richard

Firmware & Embedded Engineer

Dexter writes the embedded code that powers our hardware, from the IoT Platform to the firmware on the server to the lights on the storage module. If we sell it, he created the code that drives it.



Jim Hager

Scrum Master, Engineering

IT professional with 20 years' experience in tech fields, including development, documentation, system administration, and management.



Seth Gibelyou

Software Engineer

Seth is a skilled software engineer at Daplie. He is very interested in Daplie's potential to allow him to take control of his own data.



Austin Spencer

Growth Manager, Social

Austin is an experienced social media manager, responsible for managing and executing the social media marketing strategy for Daplie. He also has spent years doing direct sales and photography.



Daniel Riddle

Growth Manager, Asia

Dan leads growth and business development in Asia. He has an extensive background in cutting edge industries such as smart home and home security. He focuses on building out strategy and networking.



Drew Warren

Scrum Master, Developer

Drew is on the development team at Daplie. He's passionate about building a better web for a better future and is always looking for an opportunity to learn more tech and become a better dev.



John Shaver

Backend Developer

Years of development experience supporting and developing web technologies. My goal is a more distributed web where the users have more control and ownership.



Michael Schneider

Growth Manager, Brazil

Business Owner and Entrepreneur - Growth Manager Brazil at Daplie, Inc and Owner of Antik Real Estate Media



Jon Lambson

Frontend Developer

RAISED $668,555 FROM 638+ INVESTORS

Amount	Date	Type
$40,000	September 2015	CONVERTIBLE NOTE
$78,000	February 2016	PRICED ROUND
$16,000	October 2016	PRICED ROUND
$3,000	November 2016	PRICED ROUND
$500,000	March 2017	PRICED ROUND
$21,555	April 2017	PRICED ROUND
$10,000	April 2017	CONVERTIBLE NOTE



John Richards

Entrepreneur | Investor | Mentor | Educator



Josh Isabell

Josh Isabell is an early investor and brings strategic sales and sourcing relationships to Daplie. He has worked to put over $500 million of product onto retail shelves over the last year alone.



Ty Sharpe

Small Investor, portfolio with traditional brokerage firms, Looking for non-traditional investing



Ivan Raiklin

Recovering lawyer, diplomat, green beret turned startup investor/advisor whose accidentally ran 50 miles, once!



Timothy A. Ballog

Retired Air Traffic Controller. Degrees in Business Administration and Aviation. Married for over 35 years to Katy. Have 3 adult children. Presently serves as Stewardship/Benevolence Pastor.



George Booth

Owner of Kelvin Technology, Inc. Serving professionals in education facilities, life sciences, nanotechnology and other emerging technologies with design, manufacture and sale of Cryogenic Systems.

MORE INVESTORS

DETAILS

- COLLAPSE ALL

How does Daplie make money? ^

Daplie makes money from a few different revenue sources. The main source is through sales of Daplie devices such as the Daplie Connect and storage drives to retailers and direct to consumer. The second source of revenue is from the Daplie Domains product where domains, digital goods, and other services are sold. And third, through the sale of apps which are built for the Daplie personal cloud ecosystem, similar to the Apple app store or Google Play app store.

E-commerce and rewards crowdfunding has already been established for online sales and through strategic partnerships with companies like Bentonville Merchants, we are establishing the necessary relationships with big-box retailers. Other opportunities are currently being explored.

Why are you fundraising using equity crowdfunding? ^

Daplie is a company for the people, and because of that we want to be a company by the people. For this reason, Daplie is participating in both equity and reward based crowdfunding to make sure that everyone not only has the chance to support the company through purchases, but through company ownership opportunities as well. Our partners and service providers all share in this vision. Crowdfunding also has an important value add in the areas of marketing and exposure, developing a loyal community, and being able to validate and test the market. By utilizing this new crowdfunding law Daplie will be able to seek investment from our users in addition to possible larger investors. Join us as we build a company for everyone.

Tell us about your products. ^

Daplie produces easy to use hardware and software that powers a plug and play in-home server. That means if you know how to turn on a computer and access the internet, you can set up this device. It's that simple. By having a complete home server with all necessary software pre-installed, along with an owner-chosen domain name, Daplie empowers the customer to maintain complete autonomy, ownership and control of their digital life.

Physical Products:

- *Daplie Connect* - A personal server with the necessary software to automatically set up. Can be used for cloud storage, hosting websites & email, social networks, etc... Available app store. More info...
- *Storage Drives* - Specially designed external hard drives that plug directly into Daplie Connect with no need for any cords. Up to four 2TB drives can be stacked on top of your Connect. More Info...
- *Daplie Home* - A stackable "Internet of Things" module that sits on the top of your Daplie Connect and Storage. It features home connectivity hardware to sync with connected devices and home automation like security systems and cameras, smart lights, locks, etc... More Info...

Digital Products:

- *Daplie Domains* - Daplie sells domain names and provides specific services to help you host your websites without being an IT person. Those who own a Daplie Connect will enjoy auto-encryption and other conveniences.
- *Apps* - Daplie is developing apps for things like file storage and sharing, music and movie streaming, website hosting, home automation etc... (3rd party developers will be able to build apps in our secure framework as well).

What is your ambition?

We want to help people take back the "I" in Internet. Every time we use technology we become digital creators. Whether it's snapping a photo, visiting a site, or simply using your gps, we create and store information and content. Those creations should belong to us. In some ways our devices are like our digital residences. Many consumers don't even realize that they are giving up ownership of their data when they agree to use most internet services, or they don't feel they have a choice if they want the convenience of "the cloud". Rather than give a company the right to use our content however and whenever the company wants, indefinitely, Daplie aims to empower the individual to take control of how they use and interact with the internet. With a personal server and the Daplie framework we don't have to sacrifice privacy, control, and security for convenience.

What is Daplie Connect?

Connect is a personal server that allows you to stream, share, and backup your digital stuff from anywhere without restrictions. That means you can stream your music without having to pay or listen to ads. You can download and share large files or sensitive information without signing ownership rights over to a 3rd party cloud service, and even host your own website, email, and social network securely. This product offers owners a technology that enables them to have full ownership over their digital life through a localized and self-contained server. This server has a distributed user and device authentication system. It also features a scalable application and services architecture. Data storage is easily extended by adding storage that ergonomically stacks on top of the device. External USB hard drives can be connected as well. The product offers secure and direct connection to devices in the home, the ability to securely sync and back-up files from multiple devices and access the system across public connections. *Cloud* by Daplie allows users to back-up their entire cloud on the device of another Daplie owner who they know and trust, or on another unit in a different location. The general idea of *Connect* is similar to a tablet with apps that store your data and is also accessible from any device that's connected to the Internet.

What problem(s) is Daplie trying to solve?

Nobody likes lots of monthly charges, running out of space on their phone, or forfeiting the rights to their personal data. Like many companies, Daplie was created by a team of driven individuals looking to solve a real problem experienced by everyday people. As avid users of technology, both in our varied work experiences as well as in our day to day lives taking pictures and recording videos, we have all had issues with lack of space on our digital devices, or had trouble accessing and sharing our own data in some way.

Ownership of our digital lives has fallen by the wayside and replaced with convenience and in result more vulnerability. As the Internet of Things and smart devices such as cameras or locks start entering our homes we will need a way to keep our most personal information and ourselves secure. With the Daplie Cloud infrastructure we can keep our families and data secure without sacrificing convenience.

Who are your customers and what does your market look like?

Our customer is any person who creates digital content and wants a place to easily access, store, and share that digital content from anywhere they have internet, and across any device. We are talking about regular people, families, and professionals who want to be able to easily access, store and share their personal or sensitive data.

According to the 2014 U.S. Census, around 70% of households in the United States have broadband Internet access. Total U.S. households are estimated to be around 116 million. At around 70%, the total households with Internet are around 86 million. The total addressable market is at least 86 million homes. The amount of consumer data stored is staggering. Some estimates show that consumer data has now surpassed multiple zettabytes (or trillions of gigabytes). The global personal cloud market is forecast to generate revenue of over $80 billion by 2020.

What are some situations where people could use your product?

Secure Steve is 65, lives in MN and works as a painter. Steve feels passionate about personal responsibility, earned value, traditional values and loyalty. Making sure the things he owns, creates and is responsible for in the analog or digital worlds are of utmost importance to him. Daplie would allow Steve to easily secure his data in a physical, proximate place. He could access it anywhere, without compromise to security and share it safely with those he trusts and pay for it once with the ability to add additional storage in the future if needed.

Bobby spends much of his time in a tax platform and in Excel spreadsheets. He backs up his clients' important information by printing the documents, exporting them to an external hard drive or simply storing them on his local OS hard drive. Daplie would allow Bobby to securely transfer and store his clients financial documents, without any fear of them being accessed by external parties. The large and secure storage would also allow him to keep financial documents for a long time without running out of space, in the event of audits or a client wanting access to an old document. He would also take advantage of the ability to access the documents from anywhere on any device, and could share accordingly.

Who's your competition and how are you different?

Generally speaking, any company that is currently storing personal digital content could be considered a competitor. This includes data that is stored both on public cloud servers and also data stored on personal storage devices at home. There are many places that people currently host their digital life. Social media, public clouds, personal computing and storage devices could generally be considered competitors. With most storage services customers are not knowledgeable about where their content is being held, who has responsibility for it or who can have access to it.

Cloud by Daplie is a personal server where people can host and share their personal data. There are currently a number of companies that offer a network attached storage devices. Only a very select few of these companies allow users to configure a user-chosen domain name to the device or to expand storage at a fixed cost. This process is often cumbersome and requires considerable expertise to set up. Companies that offer services like this include: Synology, Qnap, & Drobo. These devices are considered network-detached storage. With technical expertise they can be configured as personal servers. Unlike these competitors, Daplie's configuration is automated and easy to use. No technical expertise is required. Setup, syncing and file access are simple enough for the least tech savvy customers to manage.

There are a few direct competitors operating within our space. Lima has a product that allows users to proxy a single hard drive to any and all devices you own. It is similar to Daplie because it enables you to own your own storage and access it from all your devices. However, it is different from Daplie because Lima is not a personal server and Lima still owns the entire infrastructure that connects your storage to your devices. Simply explained, all of your data passes through Lima's data center server when it travels between your storage device and your computing device. Lima is still the middleman. Daplie customers have their own server, their own domain, and they have complete control of their content between their storage and their devices. Daplie is not a middleman. Cloud by Daplie is a stand-alone product that does not require your data to pass through Daplie's data center.

Sher.ly is another direct competitor. They offer an integrated personal server that is designed for inter-organization collaboration. The functionality is designed for teams to data share such as employees who telecommute. Their focus is on storage, not on apps. Sher.ly's offering is similar to Daplie's offering because both allow remote shared storage that is accessed through a personal server. However, unlike Sher.ly, Daplie does not charge annual per user license fees in addition to the hardware. Daplie only sells the hardware and the domain. Daplie is much more attractive from a pricing perspective. Protonet also offers a private cloud server that hosts social project management and collaboration software. Like Sher.ly, it is also designed mostly for business use. Protonet is similar to Daplie because they also charge a one-time hardware purchase fee instead of license fees like Sher.ly. Protonet is different from Daplie because currently their hardware costs thousands of dollars. Again, Daplie is much more attractive financially.

Although there are many types of indirect competitors, the market is enormous. There is no one that is doing exactly what Daplie does. With Daplie's focus on offering something that is designed for the users by the users, we intend to gain market share and grow much faster than any of our direct competitors.

If I invest $xx,xxx+ Can I get a lower Stock Price?

No. We have already taken in investment at this valuation, and the deal terms of this offering have been submitted to and are on file with the SEC.

Will I get voting rights?

All investments into Daplie receive Class A Common Shares of stock which include voting rights.

ASK A QUESTION

Type your question here...

ASK QUESTION

Andrew Tennimon Dec 4

In respect of your zwave comments, will this server have the capability upon release to replace a wink box? Additionally, if I invest in the 500.00 investment and the buy one cloud get one cloud voucher is used, does this come with storage or is it just the cloud software?



Brian Bourgerie CFO, Crowdfunding FOUNDER Dec 5

Hi Andrew, the Cloud Server will not have the functionality to replace wink hub upon release. The IOT functionality will be included in an add on component later on.

As for the buy one get one perk at $500, that is just for the server & software. Storage is not included with the free unit.

LIKE

Evan Geller Oct 20 2016

What's to prevent someone from hacking into your personal server?



Bryson Hill Co-Founder, CEO FOUNDER Oct 22 2016

Evan, Security is #1. We are security first. Here is a list of security practices that we implement:

As a general rule, if there are two ways of doing something and one is mostly secure with a few caveats and the other is always secure, we block the "mostly" secure method and only allow the one which is always secure.
HTTP always redirects to HTTPS (excepting HTTPS setup and ACME challenges)
All assets are served statically except for API resources
We construct API queries from JSON, so no SQLi
We render HTML in the browser with DOM-aware escaping, so no XSS
We enable CSP as appropriate, again, no XSS
We use JSON and block x-form-urlencoded, so no CSRF
We use JWT instead of cookies, again, no CSRF
We implement on-device technical compliance for industry standards such as PCI, SOX, and HIPPA
All data is encrypted-in-transit by https
Data which is encrypted-at-rest requires an authorized token for decryption
Sessions are defined by expiring tokens which are reauthorized on renewal
Interaction logging hooks are in place
HTTPS is used for all authorization and API access
All data (potentially dynamic) and protected content is accessed through the API
All authorization, authentication, and session management is concentrated in the OAuth3 flow (like OAuth2 + OIDC, but focused on devices)
We protect API access with JWT
We make use of private/public keypairs where appropriate
We are aware of Self-XSS and phishing and try to make user interaction clear
We are developing lightweight libraries for developers for common APIs and interactions to prevent accidental insecure access
We use login codes and device authorizations in place of passwords by default
We employ client-side proof-of-secret/SRP when passwords are used
We are providing various levels of opt-in security (i.e. turning off recovery methods, adding 2FA/MFA) so that your great grandparents don't have to assume the extra risk of data loss, but if you prefer the benefit of greater security (like I do), you can
Our prototype has been tested by a 3rd-party security firm (which resulted in only 2 warnings on the first attempt)
Apps primarily run in the browser, not on the device
We are working on making the on-device APIs extensible in an Amazon Lambda / Azure Function style

This is pulled list that our technical co-founder AJ recently blogged about. (*https://daplie.com/articles/security-security-security/*) He is not only passionate about security but, also has been a thought leader in security for some time now. In regards to Cloud, we took the time to build in security from the ground up rather than just launching our product and fixing it later (not really possible, anyway). A good point to bring up, however, is that security won't be used (or implemented) unless it is convenient as well. Our goal at Daplie is to make the internet more secure because you either 1) don't need to worry about it because the secure way is already built-in or 2) it is more convenient to do it the secure way, so you do it that way, anyways. Security meets convenience is our bread and butter. I hope this answers your question. Please let me know if it doesn't!

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To date, we have generated limited revenue and therefore must rely on external financing to fund our operations.

We are a startup company and our business model currently focuses on the development of our personal server and cloud data storage technology. While we have generated limited amounts of revenue through the sale of our products, we have not generated sufficient revenue to fund our operations and cannot assure you when or if we will be able to do so.

We rely on external financing to fund our operations. We anticipate, based on our current proposed plans and assumptions relating to our operations (including the timetable of, and costs... **READ MORE**

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